                            PROTECTIVE INVESTMENT COMPANY

                                  SEMI-ANNUAL REPORT

                                    JUNE 30, 1998

PERFORMANCE AND PORTFOLIO REVIEW BY FUND

PROTECTIVE CORE U.S. EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW--Over the six month period ended June 30, 1998, the Fund generated a 18.23% cumulative total return,(1) outperforming the 17.71% cumulative total return of its benchmark, the Standard & Poor's 500 Index (with dividends reinvested) by 52 basis points. Throughout the fiscal period, successful stock selection helped the Fund's returns as the quantitative model emphasized stocks with characteristics that fared well in the macroeconomic environment. Early on, of the three investment themes considered by our model--Value, Momentum and Low Risk--the Fund favored Value and Low Risk, given increased market volatility, low equity risk premiums and a slowing economy.

PORTFOLIO HIGHLIGHTS--The CORE investment process analyzes each stock's value, momentum and risk characteristics. As mentioned previously, above-average emphasis was placed on the Value and Low Risk themes throughout the period under review, while the Momentum theme was underweighted.

- In general, the position on Value and Momentum, combined with the qualitative stock insights provided by the Goldman Sachs Global Investment Research Department, produced positive performance results.

- The Low Risk theme generated slightly mixed results, as some relatively volatile stocks turned in better-than-expected performance.

OUTLOOK-- The model uses a dynamic weighting scheme that translates current economic conditions into tangible data that identifies which factors should be emphasized or avoided. The current market is characterized by a strong but slowing economy, a low dividend yield, a flat yield curve, below-average equity risk and market default premia, and high market volatility. Therefore, we are placing a higher-than-average weight on value and fundamental research factors (such as quality of management) and less emphasis on growth and momentum.

Top 10 Portfolio Holdings as of  June 30, 1998*

------------------------------------------------------------------------------------------
                                                                                PERCENTAGE
 COMPANY                               LINE OF BUSINESS                           OF NET
                                                                                  ASSETS
------------------------------------------------------------------------------------------
 General Electric Co.                  Diversified Manufacturing                   3.5%
 AMR Corp.                             Airlines                                    2.3
 NationsBank Corp.                     Banks                                       1.9
 Exxon Corp.                           Integrated Oil                              1.9
 Microsoft Corp.                       Computer Hardware/Software & Services       1.9
 American International Group Inc.     Insurance                                   1.8
 Ford Motor Co.                        Automobile                                  1.7
 Dayton Hudson Corp.                   Retail                                      1.6
 General Motors Corp.                  Automobile                                  1.6
 Xerox Corp.                           Office Equipment & Supplies                 1.6
------------------------------------------------------------------------------------------


Goldman Sachs Quantitative Equity Management Team
July 31, 1998

PROTECTIVE GROWTH AND INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW--Over the six-month period ended June 30, 1998, the Fund generated a 7.87% cumulative total return.(1) Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of 17.71%.

The primary reasons for the Fund's underperformance versus the benchmark were our mid-cap bias and value discipline in an environment of mega-cap, growth companies leading the performance of the S&P 500.

PORTFOLIO HIGHLIGHTS

- UNICOM AND NORTHEAST UTILITIES -- These two utility holdings appreciated significantly over the period. These stocks had previously suffered from company-specific problems which, in our view, were over-discounted in the marketplace. Given that the resolutions to these problems are within sight, the market has rewarded the companies with substantially higher valuations.

- CHASE MANHATTAN BANK -- Chase has been a top performer throughout the period, up more than 35% as of June 30, 1998. The stock's strong performance has been driven not only by industry-wide appreciation, but also by Chase's announcements of a new capital allocation structure and cost management program.

- UNION CARBIDE -- Union Carbide, a commodity chemical company, recovered from early-June lows over rumors that it was an acquisition target. Furthermore, as we approach trough profit margins the outlook for the company seems less bleak than previously expected. (This investment illustrates well our goals as value investors. We seek companies which, due to near-term uncertainty or cyclically out of favor status, trade at a substantial discount to their long-term earning potential.)

OUTLOOK--Although the Fund's short-term performance has trailed the market, we believe that our rigorous research has the potential to produce strong long-term appreciation. Most importantly, when the current excesses are wrung from the system, we believe that our research discipline has the potential to dampen volatility and preserve capital.



                  Top 10 Portfolio Holdings as of  June 30, 1998*

------------------------------------------------------------------------------------------
                                                                                PERCENTAGE
 COMPANY                               LINE OF BUSINESS                           OF NET
                                                                                  ASSETS
------------------------------------------------------------------------------------------
 Quantum Corp.                         Computer Hardware                           4.0%
 CIGNA Corp.                           Insurance                                   3.9
 Aetna Inc.                            Insurance                                   3.9
 Lockheed Martin Corp.                 Aerospace/Defense                           3.9
 RJR Nabisco Holdings Corp.            Tobacco                                     3.8
 Loews Corp.                           Insurance                                   3.4
 Fluor Corp.                           Engineering                                 3.3
 Union Carbide Corp.                   Chemicals                                   3.3
 Philip Morris Cos., Inc.              Tobacco                                     3.2
 NationsBank Corp.                     Banks                                       3.1
------------------------------------------------------------------------------------------


Goldman Sachs U.S. Value Portfolio Management Team
July 31, 1998

PROTECTIVE CAPITAL GROWTH FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW -- Over the six-month period ended June 30, 1998, the Fund generated a 21.64% cumulative total return.(1) Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of 17.71%. Fund performance is attributable primarily to specific stock selection.

PORTFOLIO COMPOSITION -- In recent months, investors have been attempting to distinguish, from the rest of the marketplace, businesses that can sustain growth in the face of Asia's crisis. As the market has assigned a premium to consistency and sustainability of above-average earnings growth, we have reaped some of the benefits of our long-term outlook and focus on enduring competitive advantage.

PORTFOLIO HIGHLIGHTS

- TELE-COMMUNICATIONS INC. -- The June 23, 1998 announcement of the acquisition of TCI by AT&T was a watershed event. The transaction was a reaffirmation of our long-standing belief in the strategic competitive advantage held by cable television operators through their broadband network.

- LIBERTY MEDIA GROUP -- Liberty (now known as Tele-Communications Inc. Liberty Media Unit) may be the greatest beneficiary of the proposed AT&T/TCI transaction. Prior to the AT&T/TCI deal, Liberty will merge with its sister company, TCI Ventures, in a no-premium share swap. This merger will consolidate all non-cable assets of the TCI family of companies. We believe this transaction greatly enhances Liberty's already attractive future.

- HOME DEPOT -- Home Depot, currently our second largest retail holding, is a prime customer provider. A combination of a knowledgeable staff with product expertise and low costs to the customer has placed Home Depot at the forefront of its business niche.

OUTLOOK -- The outlook for the economy and the stock market appears favorable, with expectations of low inflation, stable interest rates and modest economic growth. In this environment, we will continue to seek companies that are strategically poised for long-term growth. In the near term, given high levels of global volatility, we believe that the portfolio will benefit from the ownership of high quality companies with stable earnings growth and enduring competitive advantage.


                   Top 10 Portfolio Holdings as of June 30, 1998*

------------------------------------------------------------------------------------------
                                                                                PERCENTAGE
 COMPANY                               LINE OF BUSINESS                           OF NET
                                                                                  ASSETS
------------------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.              Drugs & Health Care                         2.7%
 Microsoft Corp.                       Computer Software & Services                2.7
 Warner Lambert Co.                    Drugs & Health Care                         2.5
 General Electric Co.                  Diversified Manufacturing                   2.4
 State Street Corp.                    Financial Services                          2.4
 BankAmerica Corp.                     Banks                                       2.2
 Liberty Media Group                   Telecommunications                          2.2
 Pfizer, Inc.                          Drugs & Health Care                         2.2
 Banc One Corp.                        Banks                                       2.1
 American Home Products  Corp.         Drugs & Health Care                         2.1
------------------------------------------------------------------------------------------


Goldman Sachs U.S. Active Equity Growth Management Team
July 31, 1998

PROTECTIVE SMALL CAP VALUE FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

Over the six-month period ended June 30, 1998, the Fund generated a 9.26% cumulative total return,(1) compared with a 4.66% (without dividends reinvested) return for the Russell 2000 Index, which tracks the stock price performance of small cap companies. Fund performance is attributable to specific stock selection and consolidation activity that occurred during the period under review.

PORTFOLIO HIGHLIGHTS

- BROOKSTONE -- Brookstone produced solid results in its traditional, airport and resort stores over the period, increasing investor confidence in the company's long-term earning prospects.

- QUEST DIAGNOSTICS, INC. -- Spun-off from Corning in 1996, Quest is one of the top three clinical laboratories in the U.S. During the last half of the period, the company's stock appreciated over 30% as a result of its announcement of a strategic alliance with Premier, Inc. The move is intended to provide substantial revenues and earnings benefit to Quest.

- TRIGON HEALTHCARE -- Virginia's largest managed care organization, Trigon reported strong membership growth and margin improvement. The resulting price appreciation, up 50% for the three month period ended June 30, allowed us an opportunity to trim the position.

OUTLOOK -- Our search for undiscovered and misunderstood companies continues to generate additional investment opportunities in a variety of industries. Investors' continued focus on easily traded, brand-name companies amid uncertainty over the effect of the Asian crisis leaves many stocks behind for patient, value-oriented investors. Small capitalization stocks as a group remain undervalued relative to large cap stocks and to their own earnings and cash flow potential. We are optimistic about future performance based on the strong earnings growth and free cash flow we expect from many of our top holdings and the new investment opportunities we continue to find.


                    TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 1998*

------------------------------------------------------------------------------------------
                                                                                PERCENTAGE
 COMPANY                               LINE OF BUSINESS                           OF NET
                                                                                  ASSETS
------------------------------------------------------------------------------------------
 Quest Diagnostics, Inc.               Drugs & Health Care                         3.6%
 Healthplan Services Corp.             Drugs & Health Care                         3.6
 Friedman's Inc.                       Retail                                      3.3
 ESG Re Ltd.                           Insurance                                   2.7
 Philip Services Corp.                 Commercial Services                         2.2
 Integrated Health Services, Inc.      Health Care                                 2.2
 Allied Holdings, Inc.                 Air Freight, Truck & Other                  2.1
 ARM Financial Group, Inc.             Insurance                                   2.0
 Syms Corp.                            Retail                                      2.0
 Titan International, Inc.             Agriculture Equipment                       1.9
------------------------------------------------------------------------------------------


Goldman Sachs U.S. Active Equity Growth Management Team
July 31, 1998

PROTECTIVE INTERNATIONAL EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

PERFORMANCE REVIEW -- Over the six-month period ended June 30, 1998, the Fund generated a 19.75% cumulative total return.(1) Over the same time period, the Fund's benchmark, the FT/S&P-Actuaries Europe & Pacific ("Europac") Index unhedged, generated a cumulative total return of 14.94%. The Fund's strong performance versus the benchmark during the fiscal period can be attributed primarily to successful stock selection across regions, as well the Fund's overweight position in Europe.

REGIONAL ALLOCATIONS -- During the period under review, the Fund maintained an overweight position in Europe versus the benchmark. The presence of trends and events--including good economic growth--contributed to a strong market in this region. Conversely, the Fund was underweight in Asia and Japan. In the Asian region, we chose to concentrate the Fund's holdings in Australia and New Zealand, which remain more resilient to ongoing economic problems in other countries within the region. In Japan, an unfavorable earnings outlook prompted us to maintain an underweight position throughout the period.

PORTFOLIO HIGHLIGHTS

- SECURITAS (Sweden) -- Securitas, a pan-European security services company, has demonstrated strong cash generation and earnings growth due to good underlying structural demand for increasingly sophisticated, higher value-added security services. Moreover, the company has the advantage of operating in a highly fragmented marketplace, providing significant reinvestment opportunities through acquisition.

- SMC (Japan) -- SMC's management has implemented a strategy that is focused on expanding its global sales network, a move that has already contributed to the company's rising market share in the business of manufacturing pneumatic control devices.

- NINTENDO (Japan) -- Nintendo, one of the largest video game manufacturers in the industry, has the potential to demonstrate strong earnings growth over the next few years as new games software for the company's Nintendo-64 platform is introduced.

- YAMANOUCHI PHARMACEUTICAL (Japan) -- Management at Yamanouchi, the developer of the anti-ulcer drug famotidine, has grown more focused on improving the company's returns on capital. Further adding to the attractiveness of the company is the fact that Yamanouchi is currently in the process of developing several new drugs with global potential.

MARKET OUTLOOK

- EUROPE -- We remain most positive on Europe. Europe's economic prospects are strong, and ongoing restructuring among European businesses is generating strong corporate earnings. Moreover, we believe that there will be a considerable amount of merger and acquisition activity, both pre- and post-monetary union, as European businesses seek critical mass in a single European market. Finally, the laws of supply and demand should also work in European stocks' favor. Presently, national pension systems in Europe are underfunded, and governments are increasingly encouraging individuals to invest privately in mutual funds for retirement--in effect, creating an "equity culture." At the same time, equity supply in Europe is tightening as more and more European companies are participating in share buyback programs. These two factors combined should further bode well for European equity market performance.

- JAPAN -- In Japan, corporate earnings for the fiscal year ended March 1998 came in somewhat lower than previously anticipated. This was primarily due to a rapid slowdown in the domestic economy and the deterioration in Asian economies during the second half of the year. Although the earnings outlook does not look promising for the first half of this year we expect profit levels to edge up in the second half, especially for electronics-related companies against the backdrop of expected recovery in the personal computer market during the latter part of the year. We are less sanguine about domestic demand related stocks, for we believe strong recovery in the domestic market is not yet in the offing. Therefore, we will limit the portfolio's

PROTECTIVE INTERNATIONAL EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

     exposure to domestic stocks that possess attractive valuations. It is worth noting that a growing number of the Japanese companies have announced their intentions to change their Articles of Incorporation to buy back shares. We believe it is a positive sign that a growing number of Japanese companies have gradually become conscious of the advancement of shareholders' value, which should be supportive of the equity market in the long run.

- ASIA -- In the near-term, we intend to keep a close eye on markets in Asia. Although it is expected that the pace of bankruptcy and balance sheet restructuring will increase--which is positive for the region over the long term--a weakening yen is a near-term negative for the region's currencies and markets. Therefore, we intend to maintain a defensive investment stance. To this end, we will continue to focus on companies with strong balance sheets and dominant business franchises.

                           Top 10 Portfolio Holdings as of June 30, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         PERCENTAGE OF NET
 COMPANY                              COUNTRY                         LINE OF BUSINESS                         ASSETS
--------------------------------------------------------------------------------------------------------------------------
 Rentokil Group PLC                   United Kingdom         Business Services                                  4.4%
 AEGON N.V.                           The Netherlands        Insurance                                          4.1
 Securitas AB, Class B                Sweden                 Business Services                                  3.7
 Bank of Ireland                      Ireland                Commercial Banks                                   3.5
 Forenings Sparbanken Sverige
   AB, Class A                        Sweden                 Commercial Banks                                   3.3
 Verenigde Nederlandse
   Uitgeversbedrijven Verenigd
   Bezit (VNU)                        The Netherlands        Media                                              3.3
 Misys PLC                            United Kingdom         Business Services                                  3.2
 Adecco SA                            Switzerland            Business Services                                  3.0
 Adidas Solomon AG                    Germany                Textile                                            2.9
 Elf Aquitane SA                      France                 Energy                                             2.8
--------------------------------------------------------------------------------------------------------------------------


Goldman Sachs International Equity Management Team
July 31, 1998

PROTECTIVE GLOBAL INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

PERFORMANCE REVIEW -- Over the six-month period ended June 30, 1998, the Fund generated a 4.39% cumulative total return.(1) Over the same time period, the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars), generated a cumulative total return of 5.02%. Fund performance versus its benchmark is attributable in part to the Fund's overweight position in UK gilts versus German bonds. UK gilts underperformed as stronger than expected average hourly earnings figures raised concerns of increasing inflationary pressures. Additionally, the Fund's underweight position in Japanese yen detracted from performance, as intervention in the currency markets helped push the yen higher against both the U.S. dollar and the German deutschemark.

PORTFOLIO HIGHLIGHTS

- JAPANESE BONDS -- The Fund held a broad range of yen-denominated bonds throughout the period. Despite yields reaching new all-time lows, Japan faces enormous economic structural changes. We believe these changes, as well as the recent installation of Prime Minister Keizo Obuchi, will continue to place downward pressure on an already severely depressed economy. In turn, this could lead to further deflationary pressures that may force the Bank of Japan to maintain an accommodative monetary policy stance for the foreseeable future. In view of this, we intend to maintain our underweight position in Japanese bonds.

- GERMAN 10-YEAR MATURITIES--In the German market, we chose to invest primarily in 10-year maturities, as the relatively steep yield curve offered favorable running yields (the difference between short rates and, in this case, 10-year rates). This opportunity presented itself because the slope of the curve reflected a 75-basis point rate increase discounted by the market in anticipation of the introduction of the Euro on January 1, 1999.

- EUROPEAN SPREAD PRODUCTS -- The team purchased European spread products (non-government bonds issued by government-backed entities) during the period, focusing on those that it believes will have broad-based appeal as European countries are united under EMU. The elimination of different currencies will put an end to exchange rate risk, and should encourage investors to look beyond national boundaries to investments in other countries. Among the issuers that should benefit are the heavily government-owned utility companies, as well as banks that provide export financing.

OUTLOOK -- The U.S economy remains firm with a strong consumer sector. Data on inventories and employment indicates some weaker numbers coming through. In this environment, we believe the Fed will remain on hold (a view we feel was reinforced by Federal Reserve Chairman Alan Greenspan's July Humphrey Hawkins testimony). We intend to maintain an overweight position in Europe, as we view these markets positively. Inflationary pressures are less obvious than those in the U.S., most notably in the labor market, and therefore, interest rates are likely to remain on hold. Finally, as mentioned previously (see "Portfolio Highlights"), we intend to maintain an underweight position in Japan.

                                  Bond Allocation as of June 30, 1998*
----------------------------------------------------------------------
COUNTRY OF ISSUER                       Percentage of Net Assets
----------------------------------------------------------------------
     United States                                25.8%
     United Kingdom                               16.2
     Germany                                      11.5
     Italy                                         7.4
     France                                        7.3
     Denmark                                       6.4
     Spain                                         6.0
     Japan                                         5.5
     Australia                                     4.2
     Canada                                        2.0

Goldman Sachs Global Income Management Team
July 31, 1998

PROTECTIVE MONEY MARKET FUND(2)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW AND COMPOSITION -- As of June 30, 1998, the 7-day current yield of the Protective Money Market Fund was 4.90%. We expect to maintain a weighted average maturity in a range between 15 to 30 days in order to best meet the objectives of the Fund.

OUTLOOK -- We continue to see a tug-of-war between the Asian crisis and the strong domestic economy. One of the most noteworthy indications of this continued drag from Asia is the fact that the Fed left rates unchanged in the July 1st Federal Open Market Committee (FOMC) meeting, a move that came as a surprise to virtually no one.

The strength of the U.S. economy contrasted with the Asian crisis is also visible in the variance between the 29-year high reached in consumer confidence, versus the relatively low National Purchasing Manager's Index (NAPM), which came in below 50%. Consumer confidence illustrates the perceived strength of the U.S. economy by the American public, while the NAPM number indicates the impact of the economic drag of Asia in the U.S.






Goldman Sachs Money Market Investment Management Team
July 31, 1998




---------------
*OPINIONS EXPRESSED REPRESENT OUR PRESENT OPINIONS ONLY. REFERENCE TO INDIVIDUAL SECURITIES IN THIS REPORT SHOULD NOT BE CONSTRUED AS A COMMITMENT THAT SUCH SECURITIES WILL BE RETAINED IN THE FUND. FROM TIME TO TIME THE FUND MAY CHANGE THE INDIVIDUAL SECURITIES IT HOLDS, THE NUMBER OR TYPES OF SECURITIES HELD AND THE MARKETS IN WHICH IT INVESTS. REFERENCES TO INDIVIDUAL SECURITIES DO NOT CONSTITUTE A RECOMMENDATION TO THE INVESTOR TO BUY, HOLD OR SELL SUCH SECURITIES. IN ADDITION, REFERENCE TO PAST PERFORMANCE OF THE FUND DO NOT INDICATE FUTURE RETURNS, WHICH ARE NOT GUARANTEED AND WILL VARY. FURTHERMORE, THE VALUE OF SHARES OF THE FUND MAY FALL AS WELL AS RISE.


(1) Fund results represent past performance and do not indicate future results. Total return is calculated assuming a purchase of shares at net asset value per share on the first day of the fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not include any insurance charges imposed in connection with your variable insurance or annuity contract. If the performance information included the effect of these charges, performance numbers would be lower.

(2) The Fund's units are not insured or guaranteed by the U.S. government. The Fund is managed to maintain a constant Net Asset Value of $1.00 per unit, but there can be no assurance that this will be maintained.

                            PROTECTIVE GLOBAL INCOME FUND
                               SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998 (UNAUDITED)

                                                          PRINCIPAL
                                                           AMOUNT
SECURITY DESCRIPTION                                        (000)     U.S. $ VALUE
--------------------                                      ----------  ------------
CORPORATE BONDS--18.1%
GERMANY--2.1%
Baden-Wuerttembergische Bank AG
     5.375%, 02/05/2010  . . .                 DEM          2,000     $1,133,494
                                                                      ----------

JAPAN--2.3%
International Bank for
     Reconstruction & Development
     2.000%, 02/18/2008  . . .                 JPY        170,000      1,274,816
                                                                      ----------

UNITED KINGDOM--3.2%
Abbey National Treasury
     8.000%, 04/02/2003  . . .                 GBP            700      1,214,080
Bank Ned Gemeenten
     6.375%, 03/30/2005  . . .                 GBP            300        494,649
                                                                      ----------
                                                                       1,708,729
                                                                      ----------

UNITED STATES--10.5%
Ameritech Capital Fund
     5.875%, 02/19/2003  . . .                 USD          1,100      1,092,080
Federal National Mortgage Assn.
     2.125%, 10/09/2007  . . .                 JPY        250,000      1,879,113
Ford Motor Credit Co.
     6.125%, 04/28/2003  . . .                 USD            700        700,049
     5.875%, 04/28/2005  . . .                 USD          1,600      1,588,752
Merrill Lynch & Co. Inc.
     6.000%, 02/12/2003  . . .                 USD            400        398,448
                                                                      ----------
                                                                       5,658,442
                                                                      ----------

TOTAL CORPORATE BONDS--
     (Cost $7,912,835) . . . .                                         7,896,368

GOVERNMENT AND AGENCY SECURITIES--76.0%
AUSTRALIA--4.3%
Commonwealth of Australia
     8.750%, 08/15/2008  . . .                 AUD          3,000      2,314,068
                                                                      ----------

CANADA--2.0%
Government of Canada
     6.000%, 06/01/2008  . . .                 CAD          1,500      1,069,281
                                                                      ----------

DENMARK--6.5%
Kingdom of Denmark
     8.000%, 05/15/2003  . . .                 DKK         17,000      2,830,322
     8.000%, 03/15/2006  . . .                 DKK          4,000        696,994
                                                                      ----------
                                                                       3,527,316
                                                                      ----------

FRANCE--7.5%
Government of France
     4.750%, 03/12/2002  . . .                 FRF          8,000      1,342,971
     5.500%, 10/25/2007  . . .                 FRF         15,600      2,704,719
                                                                      ----------
                                                                       4,047,690
                                                                      ----------

GERMANY--9.6%
Bayerische Landesbank Girozent
     6.625%, 06/25/2007  . . .                 DEM          1,800      1,877,796
Federal Republic of Germany
     5.375%, 02/22/1999  . . .                 DEM          2,000      1,120,297
     6.250%, 01/04/2024  . . .                 DEM          2,600      1,624,775
LB Rheinland--Pfalz Giro
     5.750%, 10/16/2003  . . .                 DEM          1,000        582,051
                                                                      ----------
                                                                       5,204,919
                                                                      ----------

ITALY--7.6%
Republic of Italy
     8.500%, 08/01/2004  . . .                 ITL      4,500,000      3,011,144
     6.750%, 07/01/2007  . . .                 ITL        600,000        379,738
Republic of Italy
     5.125%, 07/29/2003  . . .                 JPY         80,000        692,847
                                                                      ----------
                                                                       4,083,729
                                                                      ----------

JAPAN--3.2%
Asian Development Bank
     5.625%, 02/18/2002  . . .                 JPY        100,000        843,459
European Investment Bank
     2.125%, 09/20/2007  . . .                 JPY        120,000        902,061
                                                                      ----------
                                                                       1,745,520
                                                                      ----------

SPAIN--6.2%
Government of Spain
     10.300%, 06/15/2002 . . .                 ESP        300,000      2,360,776
     3.100%, 09/20/2006  . . .                 ESP        120,000        974,181
                                                                      ----------
                                                                       3,334,957
                                                                      ----------

UNITED KINGDOM--13.3%
U.K. Treasury
     6.750%, 11/26/2004  . . .                 GBP          2,000      3,470,889
     7.750%, 09/08/2006  . . .                 GBP          1,200      2,225,293
     9.000%, 08/06/2012  . . .                 GBP            700      1,522,714
                                                                      ----------
                                                                       7,218,896
                                                                      ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            PROTECTIVE GLOBAL INCOME FUND
                               SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998 (UNAUDITED)

                                                          PRINCIPAL
                                                           AMOUNT
SECURITY DESCRIPTION                                        (000)     U.S. $ VALUE
--------------------                                      ----------  ------------
CORPORATE BONDS--(CONTINUED)
UNITED STATES--15.8%
Nederlandse Waterschapsbank
     6.125%, 02/13/2008  . . .                 USD          1,000     $1,006,000
Ontario Hydro
     6.100%, 01/30/2008  . . .                 USD          1,000      1,000,600
United States Treasury Bonds
     6.750%, 08/15/2026  . . .                 USD            800        915,872
     6.500%, 11/15/2026  . . .                 USD          1,000      1,110,470
United States Treasury Notes
     6.250%, 02/15/2003  . . .                 USD            500        514,530
     6.500%, 08/15/2005  . . .                 USD          1,100      1,160,841
     7.000%, 07/15/2006  . . .                 USD          2,600      2,839,278
                                                                     -----------
                                                                       8,547,591
                                                                     -----------

TOTAL GOVERNMENT
AND AGENCY SECURITIES--
     (Cost $42,957,660)  . . .                                        42,973,080
                                                                     -----------

SHORT TERM INVESTMENT--5.9%
TIME DEPOSIT--5.9%
State Street Bank and Trust Co.
     Eurodollar Time Deposit
     5.750%, 07/01/1998  . . .                 USD          3,187      3,187,000
                                                                     -----------

TOTAL SHORT TERM INVESTMENT--
     (Cost $3,187,000) . . . .                                         3,187,000

TOTAL INVESTMENTS--
     (Cost $54,057,495)--100.0%                                      $54,056,448
                                                                     -----------
                                                                     -----------


See Glossary of Terms on page 41.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998 (UNAUDITED)

SECURITY DESCRIPTION                        SHARES        U.S. $ VALUE
--------------------                        ------        ------------
COMMON STOCK--92.2%
AUSTRALIA--3.3%
Fosters Brewing Group, Ltd.  .             368,934         $   870,260
Lend Lease Corp. . . . . . . .              29,580             599,512
Tab Corp Holdings, Ltd.  . . .             127,695             653,950
Tab Ltd. * . . . . . . . . . .             178,000             262,974
Westpac Banking Corp. Ltd. . .             230,929           1,411,989
Woodside Petroleum Ltd.  . . .             128,800             644,418
Woolworths Ltd.  . . . . . . .             326,114           1,062,785
                                                           -----------
                                                             5,505,888
                                                           -----------

DENMARK--0.7%
Novo Nordisk AS  . . . . . . .               8,795           1,213,721
                                                           -----------

FRANCE--11.4%
Alcatel Alsthom  . . . . . . .              15,973           3,252,355
Dexia France . . . . . . . . .              29,435           3,963,162
Elf Aquitaine SA . . . . . . .              33,680           4,735,267
SGS-Thomson Microelectronics N.V. *         38,625           2,737,617
Societe Generale . . . . . . .              20,365           4,234,217
                                                           -----------
                                                            18,922,618
                                                           -----------

GERMANY--3.0%
Adidas Solomon AG  . . . . . .              28,069           4,894,896
                                                           -----------

HONG KONG--1.7%
Asia Satellite Telecom Holdings Ltd.       478,500             790,501
Cheung Kong Holdings Ltd.  . .             170,000             835,958
Dao Heng Bank Group Ltd. . . .             310,000             440,113
Hong Kong Electric Holdings Ltd.           217,500             673,722
                                                           -----------
                                                             2,740,294
                                                           -----------

IRELAND--3.6%
Bank of Ireland  . . . . . . .             294,873           6,034,017
                                                           -----------

ITALY--3.7%
Mondadori Editore  . . . . . .              53,595             633,457
Telecom Italia . . . . . . . .             661,380           4,046,265
Telecom Italia (savings shares)            443,130           1,496,429
                                                           -----------
                                                             6,176,151
                                                           -----------

JAPAN--18.2%
Aderans Co.  . . . . . . . . .              50,300           1,105,894
Canon Inc. . . . . . . . . . .             105,000           2,392,059
Circle K Japan Co. . . . . . .              25,700             897,744
Inaba Denkisangyo Co.  . . . .              43,100             438,886
Itoen Ltd. . . . . . . . . . .              60,900           1,893,903
Kokuyo Co. . . . . . . . . . .              66,000           1,121,718
Max Co.  . . . . . . . . . . .              69,000             601,822

JAPAN--(continued)
Mirai Industry Co. . . . . . .              43,010             362,383
Mitsui Marine & Fire . . . . .             434,000           2,187,734
NGK Insulators, Ltd. . . . . .             208,000           1,812,685
Nintendo Co. . . . . . . . . .              26,400           2,453,461
Rohm Co. Ltd.  . . . . . . . .              18,000           1,855,066
Sankyo Co. . . . . . . . . . .              99,000           2,262,530
Sanyo Shinpan Finance Co. Ltd.              13,800             489,043
Shimachu Co. . . . . . . . . .              56,200             926,709
SMC Corp.  . . . . . . . . . .              29,500           2,250,850
Takefuji Corp. . . . . . . . .              28,100           1,300,644
TDK Corp.  . . . . . . . . . .              32,000           2,372,170
Toppan Forms Company, Ltd. . .             159,000           2,083,662
Yamanouchi Pharmaceutical Co., Ltd.         68,000           1,421,277
                                                           -----------
                                                            30,230,240
                                                           -----------

THE NETHERLANDS--9.2%
AEGON N.V. . . . . . . . . . .              77,188           6,721,080
Baan Co. N.V. *  . . . . . . .              11,345             407,979
Verenigde Nederlandse
     Uitgeversbedrijven Verenigd Bezit     151,072           5,492,176
Wolters Kluwer N.V.  . . . . .              19,505           2,679,029
                                                           -----------
                                                            15,300,264
                                                           -----------

NEW ZEALAND--0.6%
Telecom Corp. of New Zealand .              80,200             331,353
Telecom Corp. of New Zealand I/R           312,200             669,307
                                                           -----------
                                                             1,000,660
                                                           -----------

PORTUGAL--2.0%
Electricidade de Portugal SA .             140,383           3,265,464
                                                           -----------

SINGAPORE--0.3%
Parkway Holdings Ltd.  . . . .             296,000             514,706
                                                           -----------

SPAIN--2.4%
Banco Santander SA . . . . . .             156,664           4,009,822
                                                           -----------

SWEDEN--9.2%
Ericsson LM Telephone  . . . .             121,430           3,547,291
Forenings Sparbanken Sverige AB,
     Class A . . . . . . . . .             183,769           5,529,659
Securitas AB, Class B  . . . .             125,886           6,163,300
                                                           -----------
                                                            15,240,250
                                                           -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INTERNATIONAL EQUITY FUND
                         SCHEDULE OF INVESTMENTS (CONTINUED)
                              JUNE 30, 1998 (UNAUDITED)

SECURITY DESCRIPTION                        SHARES        U.S. $ VALUE
--------------------                        ------        ------------
COMMON STOCK--(CONTINUED)
SWITZERLAND--4.9%
Adecco SA  . . . . . . . . . .              10,719          $4,841,707
Novartis AG  . . . . . . . . .               1,961           3,268,549
                                                           -----------
                                                             8,110,256
                                                           -----------

UNITED KINGDOM--18.0%
Electrocomponents PLC  . . . .             320,163           2,512,508
Great Universal Stores PLC . .             289,862           3,823,462
Hays PLC . . . . . . . . . . .             157,436           2,641,853
Lloyds TSB Group PLC . . . . .             133,583           1,870,220
Misys PLC  . . . . . . . . . .              93,768           5,331,019
Rentokil Group PLC . . . . . .           1,018,220           7,327,525
Select Appointments Holdings PLC           156,805           2,238,538
Siebe PLC  . . . . . . . . . .             206,255           4,122,276
                                                           -----------
                                                            29,867,401
                                                           -----------

TOTAL COMMON STOCK--
     (Cost $122,920,096) . . .                             153,026,648
                                                           -----------

PREFERRED STOCK--5.0%
GERMANY--5.0%
Fresenius AG . . . . . . . . .              18,698           3,545,824
Henkel KGAA Vorzig . . . . . .              47,093           4,661,122
                                                           -----------
                                                             8,206,946
                                                           -----------

TOTAL PREFERRED STOCK--
     (Cost $5,297,239) . . . .                               8,206,946
                                                           -----------


                                           PRINCIPAL
                                             AMOUNT
                                             (000)
                                             -----
SHORT TERM INVESTMENT--2.8%
TIME DEPOSIT--2.8%
State Street Bank and Trust Co.
     Eurodollar Time Deposit
     5.750%, 07/01/1998  . . .              $4,668           4,668,000
                                                          ------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $4,668,000) . . . .                               4,668,000
                                                          ------------

TOTAL INVESTMENTS--
     (Cost $132,885,335)--100.0%                          $165,901,594
                                                          ------------
                                                          ------------

*  Denotes non-income producing security.


                        ANALYSIS OF INDUSTRY CLASSIFICATIONS

INDUSTRY                                % OF INVESTMENTS       VALUE
--------                                ----------------       -----
Alcoholic Beverages. . . . . .                0.5%         $   870,260
Auto Components. . . . . . . .                 1.1           1,812,685
Business Services. . . . . . .                17.2          28,543,942
Chemical Products. . . . . . .                 2.8           4,661,122
Commercial Banks . . . . . . .                11.6          19,295,820
Computer/Office Equipment. . .                 6.5          10,721,402
Conglomerates. . . . . . . . .                 0.3             514,706
Consumer Goods . . . . . . . .                 1.4           2,372,170
Electrical Equipment . . . . .                 2.5           4,229,669
Electronics. . . . . . . . . .                 4.5           7,544,077
Energy . . . . . . . . . . . .                 2.9           4,735,267
Engineering. . . . . . . . . .                 2.5           4,122,276
Entertainment/Leisure/Toy. . .                 2.0           3,370,385
Financial Services . . . . . .                 7.7          12,849,108
Food/Wholesale . . . . . . . .                 1.8           2,956,688
Health Care. . . . . . . . . .                 4.8           8,028,094
Insurance. . . . . . . . . . .                 5.4           8,908,814
Machinery. . . . . . . . . . .                 1.4           2,250,850
Media. . . . . . . . . . . . .                 5.3           8,804,662
Oil  . . . . . . . . . . . . .                 0.4             644,418
Pharmaceuticals. . . . . . . .                 0.9           1,421,277
Printing . . . . . . . . . . .                 1.3           2,083,662
Real Estate. . . . . . . . . .                 0.5             835,958
Retail Trade . . . . . . . . .                 4.1           6,753,809
Textile. . . . . . . . . . . .                 3.0           4,894,896
Time Deposit . . . . . . . . .                 2.8           4,668,000
Utility. . . . . . . . . . . .                 4.8           8,007,577
                                             -----        ------------
Totals . . . . . . . . . . . .               100.0        $165,901,594
                                             -----        ------------
                                             -----        ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            PROTECTIVE CAPITAL GROWTH FUND
                               SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK--92.8%
AEROSPACE/DEFENSE--0.4%
Boeing Co. . . . . . . . . . .              11,000        $    490,188
                                                          ------------

AUTO SUPPLIERS--0.4%
Lear Seating Corp. * . . . . .               9,600             492,600
                                                          ------------

BANKS--7.3%
Banc One Corp. . . . . . . . .              43,406           2,422,597
BankAmerica Corp.  . . . . . .              29,400           2,541,263
Citicorp . . . . . . . . . . .               6,900           1,029,825
First Union Corp.  . . . . . .              18,800           1,095,100
NationsBank Corp.  . . . . . .              16,600           1,269,900
                                                          ------------
                                                             8,358,685
                                                          ------------

BEVERAGES--3.2%
Coca Cola Co.  . . . . . . . .              25,800           2,205,900
Pepsico, Inc.  . . . . . . . .              34,700           1,429,206
                                                          ------------
                                                             3,635,106
                                                          ------------

BROADCAST MEDIA--4.6%
A.H. Belo Corp.  . . . . . . .              67,400           1,642,875
Cablevision Systems Corp. *  .               8,400             701,400
CBS Corp.  . . . . . . . . . .              14,100             447,675
Chancellor Media Corp. * . . .              12,300             610,772
HBO & Co.  . . . . . . . . . .              18,800             662,700
Jacor Communications Inc. *  .              19,300           1,138,700
                                                          ------------
                                                             5,204,122
                                                          ------------

BUSINESS SERVICES--4.4%
Ecolab Inc.  . . . . . . . . .              27,600             855,600
Envoy Corp. *  . . . . . . . .              12,900             611,138
First Data Corp. . . . . . . .              41,800           1,392,462
Galileo International, Inc.  .              17,100             770,569
Service Corp. International  .              31,100           1,333,412
                                                          ------------
                                                             4,963,181
                                                          ------------

CHEMICALS--2.6%
BetzDearborn, Inc. . . . . . .              14,700             608,212
E I Du Pont De Nemours & Co. .               6,000             447,750
Minnesota Mining & Manufacturing Co.         6,300             517,781
Monsanto Co. . . . . . . . . .               9,400             525,225
Sherwin-Williams Co. . . . . .              15,800             523,375
Sigma-Aldrich Corp.  . . . . .               9,100             319,638
                                                          ------------
                                                             2,941,981
                                                          ------------

COMPUTER SOFTWARE & SERVICES--5.5%
Cisco Systems, Inc. *  . . . .              14,200          $1,307,288
EMC Corp. *  . . . . . . . . .              24,300           1,088,944
Microsoft Corp. *  . . . . . .              27,900           3,023,662
Peoplesoft, Inc. * . . . . . .               8,400             394,800
Sterling Commerce, Inc. *  . .               9,500             460,750
                                                          ------------
                                                             6,275,444
                                                          ------------

COSMETICS--1.9%
Avon Products Inc. . . . . . .              12,000             930,000
Gillette Co. . . . . . . . . .              21,400           1,213,112
                                                          ------------
                                                             2,143,112
                                                          ------------

DIVERSIFIED MANUFACTURING--2.4%
General Electric Co. . . . . .              30,300           2,757,300
                                                          ------------

DIVERSIFIED OPERATIONS--0.4%
American Standard Cos. Inc. *               10,500             469,219
                                                          ------------

DRUGS & HEALTH CARE--12.1%
American Home Products Corp. .              46,800           2,421,900
Bristol Myers Squibb Co. . . .              26,880           3,089,520
Johnson & Johnson Co.  . . . .              20,500           1,511,875
Pfizer, Inc. . . . . . . . . .              22,800           2,478,075
Schering-Plough Corp.  . . . .              14,700           1,346,887
Warner Lambert Co. . . . . . .              41,400           2,872,125
                                                          ------------
                                                            13,720,382
                                                          ------------

ELECTRIC UTILITIES--1.7%
AES Corp. *  . . . . . . . . .              37,400           1,965,837
                                                          ------------

FINANCIAL SERVICES--7.9%
Federal Home Loan Mortgage Corp.            28,100           1,322,456
Federal National Mortgage Assn.             21,500           1,306,125
H&R Block, Inc.  . . . . . . .              12,900             543,413
MBNA Corp. . . . . . . . . . .              64,100           2,115,300
State Street Corp. . . . . . .              38,400           2,668,800
The CIT Group Inc. . . . . . .              13,800             517,500
Waddell & Reed Financial Inc.               23,500             562,531
                                                          ------------
                                                             9,036,125
                                                          ------------

FOODS--3.3%
Nabisco Holdings Corp. Class A              20,500             739,281
Ralston Purina Co. . . . . . .              14,700           1,717,144
Wrigley (WM) Jr. Co. . . . . .              13,440           1,317,120
                                                          ------------
                                                             3,773,545
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            PROTECTIVE CAPITAL GROWTH FUND
                         SCHEDULE OF INVESTMENTS (CONTINUED)
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK (CONTINUED)
HOUSEHOLD PRODUCTS--3.3%
Clorox Co. . . . . . . . . . .               5,500        $    524,563
Colgate-Palmolive Co.  . . . .              15,400           1,355,200
Procter & Gamble Co. . . . . .              20,100           1,830,356
                                                          ------------
                                                             3,710,119
                                                          ------------

INSURANCE--4.3%
Aetna Inc. . . . . . . . . . .              16,173           1,231,170
Ambac Financial Group, Inc.  .               9,600             561,600
American International Group Inc.            5,500             803,000
Hartford Life Inc. . . . . . .               9,300             529,519
Nationwide Financial Services Inc.          13,200             673,200
SunAmerica Inc.  . . . . . . .              19,900           1,143,006
                                                          ------------
                                                             4,941,495
                                                          ------------

MANUFACTURING--0.7%
Hasbro Inc.  . . . . . . . . .              21,100             829,494
                                                          ------------

MULTIMEDIA--3.5%
Gannett Co.  . . . . . . . . .              19,400           1,378,613
Time Warner, Inc.  . . . . . .              14,800           1,264,475
Tribune Co.  . . . . . . . . .               6,900             474,806
Walt Disney Co.  . . . . . . .               8,100             851,006
                                                          ------------
                                                             3,968,900
                                                          ------------

OFFICE EQUIPMENT & SUPPLIES--0.3%
Xerox Corp.  . . . . . . . . .               3,200             325,200
                                                          ------------

OIL--4.7%
Atlantic Richfield Co. . . . .               4,400             343,750
Exxon Corp.  . . . . . . . . .              11,600             827,225
Mobil Corp.  . . . . . . . . .               8,800             674,300
Schlumberger, Ltd. . . . . . .              33,400           2,281,637
Texaco, Inc. . . . . . . . . .              15,400             919,188
Unocal Corp. . . . . . . . . .               8,900             318,175
                                                          ------------
                                                             5,364,275
                                                          ------------

PUBLISHING--1.9%
Valassis Communications Inc. *              43,200           1,665,900
Ziff-Davis Inc. *  . . . . . .              35,900             498,112
                                                          ------------
                                                             2,164,012
                                                          ------------

PUBLISHING--NEWSPAPERS--1.8%
Central Newspapers, Inc. . . .              13,700             955,575
New York Times Co. . . . . . .              13,900           1,101,575
                                                          ------------
                                                             2,057,150
                                                          ------------

RESTAURANTS--1.1%
Marriott International Inc., Class A        37,200           1,204,350
                                                          ------------


RETAIL--6.5%
CVS Corp.  . . . . . . . . . .              15,000             584,063
Federated Dept. Stores Inc. *                8,100             435,881
Home Depot Inc.  . . . . . . .               7,550             627,122
Rite Aid Corp. . . . . . . . .              15,900             597,244
Tandy Corp.  . . . . . . . . .              40,700           2,159,644
Wal-Mart Stores, Inc.  . . . .              26,400           1,603,800
Walgreen Co. . . . . . . . . .              32,200           1,330,262
                                                          ------------
                                                             7,338,016
                                                          ------------

SEMICONDUCTORS--0.7%
Intel Corp.  . . . . . . . . .              10,200             756,075
                                                          ------------

TELECOMMUNICATIONS--4.7%
Lucent Technologies Inc. . . .              24,000           1,996,500
Tele-Communications Inc. Liberty
     Media Unit, Series A *  .              64,700           2,511,169
Tele-Communications Inc. TCI
     Unit, Series A *  . . . .              21,735             835,439
                                                          ------------
                                                             5,343,108
                                                          ------------

TOBACCO--1.2%
Philip Morris Cos. Inc.  . . .              33,400           1,315,125
                                                          ------------

TOTAL COMMON STOCK--
     (Cost $76,882,601)  . . .                             105,544,146
                                                          ------------


                                          PRINCIPAL
                                           AMOUNT
                                           (000)
                                           -----
SHORT TERM INVESTMENT--7.2%
REPURCHASE AGREEMENT--7.2%
State Street Bank and Trust Co.
     5.680%, 07/01/1998, Maturity
     Value of $8,174,290, dated
     06/30/1998, (Collateralized by
     $6,350,000 United States Treasury
     Note, 8.125%, 06/30/1998, with a
     value of $8,341,246). . .              $8,173           8,173,000
                                                          ------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $8,173,000) . . . .                               8,173,000
                                                          ------------

TOTAL INVESTMENTS--
     (Cost $85,055,601)--100.0%                           $113,717,146
                                                          ------------
                                                          ------------

*  Denotes non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE GROWTH AND INCOME FUND
                               SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK--95.0%
AEROSPACE/DEFENSE--8.6%
Boeing Co. . . . . . . . . . .             155,740        $  6,940,164
Lockheed Martin Corp.  . . . .             153,500          16,251,812
Raytheon Co., Class A  . . . .             223,100          12,856,138
                                                          ------------
                                                            36,048,114
                                                          ------------

AIRLINES--0.0%
Continental Airlines Inc., Class B *           200              12,175
                                                          ------------

AUTO SUPPLIERS--2.6%
Lear Seating Corp. * . . . . .             212,100          10,883,381
                                                          ------------

BANKS--8.1%
Chase Manhattan Corp.  . . . .             168,600          12,729,300
NationsBank Corp.  . . . . . .             170,500          13,043,250
Republic New York Corp.  . . .             127,000           7,993,062
                                                          ------------
                                                            33,765,612
                                                          ------------

CHEMICALS--5.3%
IMC Global, Inc. . . . . . . .             272,400           8,206,050
Union Carbide Corp.  . . . . .             259,000          13,824,125
                                                          ------------
                                                            22,030,175
                                                          ------------

COMPUTER HARDWARE--4.0%
Quantum Corp. *  . . . . . . .             803,000          16,662,250
                                                          ------------

COMPUTER SOFTWARE & SERVICES--2.2%
Seagate Technology, Inc. * . .             391,800           9,329,738
                                                          ------------

DRUGS & HEALTH CARE--4.5%
Foundation Health Systems Inc. *           301,700           7,957,337
Tenet Healthcare Corp. * . . .             345,600          10,800,000
                                                          ------------
                                                            18,757,337
                                                          ------------

ELECTRIC UTILITIES--6.5%
Entergy Corp.  . . . . . . . .             337,800           9,711,750
Northeast Utilities  . . . . .             307,300           5,204,894
Unicom Corp. . . . . . . . . .             346,500          12,149,156
                                                          ------------
                                                            27,065,800
                                                          ------------

ELECTRONICS--2.3%
Avnet Inc. . . . . . . . . . .             173,000           9,460,938
                                                          ------------

ENGINEERING--3.3%
Fluor Corp.  . . . . . . . . .             274,100          13,979,100
                                                          ------------

FINANCIAL SERVICES--2.2%
American General Corp. . . . .             131,700           9,375,394
                                                          ------------

GAS & PIPELINE UTILITIES--2.3%
Enron Corp.  . . . . . . . . .             178,500           9,650,156
                                                          ------------

INSURANCE--11.2%
Aetna Inc. . . . . . . . . . .             214,700          16,344,037
CIGNA Corp.  . . . . . . . . .             239,700          16,539,300
Loews Corp.  . . . . . . . . .             162,100          14,122,963
                                                          ------------
                                                            47,006,300
                                                          ------------

LEISURE TIME--0.8%
Circus Circus Enterprises, Inc. *          186,200           3,153,763
                                                          ------------

OIL--2.0%
Texaco, Inc. . . . . . . . . .             137,800           8,224,938
                                                          ------------

PAPER & FOREST PRODUCTS--2.9%
Georgia Pacific Corp.  . . . .             163,400           9,630,387
Georgia Pacific Corp. (Timber)             108,800           2,509,200
Stone Container Corp.  . . . .              13,600             212,500
                                                          ------------
                                                            12,352,087
                                                          ------------

PETROLEUM SERVICES--2.6%
Tosco Corp.  . . . . . . . . .             366,000          10,751,250
                                                          ------------

REAL ESTATE--1.0%
LNR Property Corp. . . . . . .             169,600           4,346,000
                                                          ------------

RETAIL--2.8%
Sears Roebuck & Co.  . . . . .             151,200           9,232,650
Supervalu Inc. . . . . . . . .              59,300           2,631,437
                                                          ------------
                                                            11,864,087
                                                          ------------

STEEL--1.7%
AK Steel Holding Corp. . . . .              18,100             323,538
Ispat International N.V. * . .             370,200           6,941,250
                                                          ------------
                                                             7,264,788
                                                          ------------

TEXTILE--2.6%
Fruit of the Loom Inc. Class A *           332,100          11,021,569
                                                          ------------

TIRES & RUBBER--2.4%
Goodyear Tire & Rubber Co. . .             154,700           9,968,481
                                                          ------------

TOBACCO--9.1%
Philip Morris Cos., Inc. . . .             337,500          13,289,062
RJR Nabisco Holdings Corp. . .             678,400          16,112,000
UST, Inc.  . . . . . . . . . .             321,700           8,685,900
                                                          ------------
                                                            38,086,962
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE GROWTH AND INCOME FUND
                         SCHEDULE OF INVESTMENTS (CONTINUED)
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK--(CONTINUED)
TRANSPORTATION--4.0%
Canadian Pacific Ltd.  . . . .             426,000         $12,087,750
CNF Transportation, Inc. . . .             110,200           4,683,500
                                                          ------------
                                                            16,771,250
                                                          ------------

TOTAL COMMON STOCK--
     (Cost $371,406,883) . . .                             397,831,645
                                                          ------------


                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                            -----
SHORT TERM INVESTMENT--5.0%
REPURCHASE AGREEMENT--5.0%
State Street Bank and Trust Co.
     5.680%, 07/01/1998, maturity
     value of $21,078,325, dated
     06/30/1998, (Collateralized by
     $16,365,000 United States
     Treasury Note, 8.125%,
     06/30/1998, with a value of
     $21,496,786)  . . . . . .             $21,075          21,075,000
                                                          ------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $21,075,000)  . . .                              21,075,000
                                                          ------------

TOTAL INVESTMENTS--
     (Cost $392,481,883)--100.0%                          $418,906,645
                                                          ------------
                                                          ------------

*  Denotes non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE CORE U.S. EQUITY FUND
                               SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK--96.1%
AEROSPACE/DEFENSE--2.0%
General Motors Corp.--Class H               45,000        $  2,120,625
Raytheon Co., Class A  . . . .              16,667             960,436
United Technologies Corp.  . .              16,900           1,563,250
                                                          ------------
                                                             4,644,311
                                                          ------------

AGRICULTURE EQUIPMENT--1.6%
Case Corp. . . . . . . . . . .              26,000           1,254,500
Caterpillar Inc. . . . . . . .              25,800           1,364,175
Deere & Co.  . . . . . . . . .              21,800           1,152,675
                                                          ------------
                                                             3,771,350
                                                          ------------

AIRLINES--4.4%
Alaska Air Group, Inc. * . . .              30,400           1,658,700
America West Holdings Corp. *               71,600           2,045,075
AMR Corp. *  . . . . . . . . .              63,400           5,278,050
Delta Air Lines Inc. . . . . .               9,900           1,279,575
                                                          ------------
                                                            10,261,400
                                                          ------------

AUTOMOBILE--4.0%
Ford Motor Co. . . . . . . . .              66,100           3,899,900
General Motors Corp. . . . . .              55,900           3,734,819
Hertz Corp.  . . . . . . . . .              37,400           1,657,287
                                                          ------------
                                                             9,292,006
                                                          ------------

AUTO SUPPLIERS--0.3%
Coltec Industries Inc. * . . .              30,700             610,163
                                                          ------------

BANKS--7.5%
BankAmerica Corp.  . . . . . .              28,800           2,489,400
Chase Manhattan Corp.  . . . .              31,800           2,400,900
Citicorp . . . . . . . . . . .               9,100           1,358,175
First Chicago NBD Corp.  . . .              11,000             974,875
First Union Corp.  . . . . . .              38,400           2,236,800
H. F. Ahmanson & Co. . . . . .              26,100           1,853,100
NationsBank Corp.  . . . . . .              59,062           4,518,243
U.S. Bancorp . . . . . . . . .              34,800           1,496,400
                                                          ------------
                                                            17,327,893
                                                          ------------

BEVERAGES--2.2%
Coca Cola Co.  . . . . . . . .              39,800           3,402,900
Pepsico, Inc.  . . . . . . . .              39,000           1,606,312
                                                          ------------
                                                             5,009,212
                                                          ------------

BUSINESS SERVICES--0.9%
Automatic Data Processing Inc.              14,900           1,085,837
Interim Services, Inc. * . . .              32,400           1,040,850
                                                          ------------
                                                             2,126,687
                                                          ------------

CHEMICALS--2.8%
Dow Chemical Co. . . . . . . .              16,000          $1,547,000
E I Du Pont De Nemours & Co. .              25,600           1,910,400
IMC Global, Inc. . . . . . . .              58,600           1,765,325
Solutia, Inc.  . . . . . . . .              45,600           1,308,150
                                                          ------------
                                                             6,530,875
                                                          ------------

COMMERCIAL SERVICES--1.0%
Dun & Bradstreet Corp. . . . .              63,500           2,293,937
                                                          ------------

COMPUTER HARDWARE/SOFTWARE
     & SERVICES--3.7%
International Business Machines Inc.        22,200           2,548,837
Learning Company, Inc. * . . .              56,200           1,664,925
Microsoft Corp. *  . . . . . .              40,600           4,400,025
                                                          ------------
                                                             8,613,787
                                                          ------------

CONGLOMERATES--0.4%
Textron Inc. . . . . . . . . .              12,600             903,263
                                                          ------------

CONSUMER GOODS--0.7%
American Greetings Corp. . . .              31,400           1,599,437
                                                          ------------

COSMETICS--0.6%
Gillette Co. . . . . . . . . .              26,600           1,507,888
                                                          ------------

DIVERSIFIED MANUFACTURING--4.0%
General Electric Co. . . . . .              90,600           8,244,600
Owens Illinois, Inc. * . . . .              23,500           1,051,625
                                                          ------------
                                                             9,296,225
                                                          ------------

DIVERSIFIED OPERATIONS--0.2%
ACX Technologies, Inc. * . . .              19,400             421,950
                                                          ------------

DRUGS & HEALTH CARE--8.6%
Abbott Laboratories  . . . . .              47,200           1,929,300
American Home Products Corp. .              26,200           1,355,850
Bristol Myers Squibb Co. . . .              28,200           3,241,237
Cardinal Health Inc. . . . . .              18,700           1,753,125
Eli Lilly & Co.  . . . . . . .              16,800           1,109,850
Johnson & Johnson Co.  . . . .              23,400           1,725,750
Merck & Co., Inc.  . . . . . .              23,200           3,103,000
Pfizer, Inc. . . . . . . . . .              23,600           2,565,025
Schering-Plough Corp.  . . . .              24,600           2,253,975
Tenet Healthcare Corp. * . . .              33,400           1,043,750
                                                          ------------
                                                            20,080,862
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE CORE U.S. EQUITY FUND
                         SCHEDULE OF INVESTMENTS (CONTINUED)
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK--(CONTINUED)
ELECTRIC UTILITIES--4.5%
Ameren Corp. . . . . . . . . .              74,800        $  2,973,300
Dominion Resources Inc.  . . .              34,800           1,418,100
Duke Energy Corp.  . . . . . .              17,000           1,007,250
Edison International . . . . .              43,000           1,271,187
Pinnacle West Capital Corp.  .              30,800           1,386,000
Texas Utilities Co.  . . . . .              23,100             961,537
Unicom Corp. . . . . . . . . .              42,200           1,479,637
                                                          ------------
                                                            10,497,011
                                                          ------------

ELECTRONICS--0.4%
Hewlett Packard Co.  . . . . .              14,700             880,162
                                                          ------------

FINANCIAL--1.8%
Countrywide Credit Industries, Inc.         24,800           1,258,600
Donaldson, Lufkin & Jenrette, Inc.          24,800           1,260,150
Providian Financial Corp.  . .              22,100           1,736,231
                                                          ------------
                                                             4,254,981
                                                          ------------

FINANCIAL SERVICES--5.6%
Associates First Capital Corp.              17,323           1,331,706
Bear Stearns Companies, Inc. .              23,800           1,353,625
Federal National Mortgage Assn.             27,000           1,640,250
Lehman Brothers Holdings, Inc.              22,800           1,768,425
Merrill Lynch & Co. Inc. . . .              38,100           3,514,725
Morgan Stanley, Dean Witter,
     Discover & Co.  . . . . .              38,100           3,481,388
                                                          ------------
                                                            13,090,119
                                                          ------------

FOODS--1.1%
Archer Daniels Midland Co. . .              76,000           1,472,500
Interstate Bakeries Corp.  . .              35,200           1,168,200
                                                          ------------
                                                             2,640,700
                                                          ------------

HEALTHCARE MANAGEMENT--1.2%
Columbia/HCA Healthcare Corp.               34,600           1,007,725
Wellpoint Health Networks Inc. *            24,600           1,820,400
                                                          ------------
                                                             2,828,125
                                                          ------------

HOME FURNISHING & SERVICES--0.5%
Ethan Allen Interiors Inc. . .              25,200           1,258,425
                                                          ------------

HOUSEHOLD PRODUCTS--1.1%
Procter & Gamble Co. . . . . .              26,800           2,440,475
                                                          ------------

INSURANCE--6.9%
Allstate Corp. . . . . . . . .              12,405          $1,135,833
American International Group Inc.           28,950           4,226,700
Equitable Companies, Inc.  . .              31,400           2,353,038
Everest Reinsurance Holdings, Inc.          35,700           1,372,219
Hartford Financial Services Group, Inc.     14,400           1,647,000
Travelers Group, Inc.  . . . .              33,540           2,033,363
Travelers Property Casualty Corp.           74,300           3,185,613
                                                          ------------
                                                            15,953,766
                                                          ------------

INTERGRATED OIL--4.6%
Columbia Gas Systems, Inc. . .              24,600           1,368,375
Exxon Corp.  . . . . . . . . .              61,900           4,414,244
Mobil Corp.  . . . . . . . . .              34,600           2,651,225
Sun Co. Inc. . . . . . . . . .              34,000           1,319,625
Texaco Inc.  . . . . . . . . .              15,600             931,125
                                                          ------------
                                                            10,684,594
                                                          ------------

MULTIMEDIA--1.5%
A.H. Belo Corp.  . . . . . . .              43,600           1,062,750
King World Productions Inc.  .              34,700             884,850
Walt Disney Co.  . . . . . . .              15,681           1,647,485
                                                          ------------
                                                             3,595,085
                                                          ------------

OFFICE EQUIPMENT & SUPPLIES--2.0%
Herman Miller Inc. . . . . . .              42,600           1,035,712
Xerox Corp.  . . . . . . . . .              36,000           3,658,500
                                                          ------------
                                                             4,694,212
                                                          ------------

OIL & GAS SERVICES--1.5%
BJ Services Co. *  . . . . . .              24,600             714,937
Camco International Inc. . . .              18,900           1,471,837
Ensco International Inc. . . .              30,500             529,938
Global Marine, Inc. *  . . . .              44,400             829,725
                                                          ------------
                                                             3,546,437
                                                          ------------

PACKAGING & CONTAINERS--0.5%
Avery Dennison Corp. . . . . .              21,200           1,139,500
                                                          ------------

PHOTOGRAPHY--0.7%
Eastman Kodak Co.  . . . . . .              23,500           1,716,969
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE CORE U.S. EQUITY FUND
                         SCHEDULE OF INVESTMENTS (CONTINUED)
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK--(CONTINUED)
RETAIL--8.2%
Best Buy Co., Inc. * . . . . .              40,200        $  1,452,225
Dayton Hudson Corp.  . . . . .              78,400           3,802,400
Federated Dept. Stores Inc. *               34,100           1,835,006
Home Depot, Inc. . . . . . . .              20,550           1,706,934
Ingram Micro Inc. *  . . . . .              25,900           1,146,075
Kroger Co. * . . . . . . . . .              47,300           2,027,988
Ross Stores, Inc.  . . . . . .              30,400           1,307,200
Safeway, Inc. *  . . . . . . .              60,110           2,445,726
Wal-Mart Stores Inc. . . . . .              54,100           3,286,575
                                                          ------------
                                                            19,010,129
                                                          ------------

SEMICONDUCTORS--0.9%
Intel Corp.  . . . . . . . . .              28,800           2,134,800
                                                          ------------

STEEL--0.4%
Bethleham Steel Corp. *  . . .              78,900             981,319
                                                          ------------

TELECOMMUNICATIONS--5.7%
Ameritech Corp.  . . . . . . .              30,800           1,382,150
AT&T Corp. . . . . . . . . . .              52,600           3,004,775
BellSouth Corp.  . . . . . . .              20,700           1,389,488
GTE Corp.  . . . . . . . . . .              58,200           3,237,375
MCI Communications Corp. . . .              28,100           1,633,313
Sprint Corp. . . . . . . . . .              16,500           1,163,250
Worldcom Inc.  . . . . . . . .              28,400           1,375,625
                                                          ------------
                                                            13,185,976
                                                          ------------

TEXTILES--0.4%
Sara Lee Corp. . . . . . . . .              15,800             883,813
                                                          ------------

TOBACCO--1.7%
Philip Morris Cos. Inc.  . . .              53,400           2,102,625
RJR Nabisco Holdings Corp. . .              26,800             636,500
Universal Corp.  . . . . . . .              29,400           1,098,825
                                                          ------------
                                                             3,837,950
                                                          ------------

TOTAL COMMON STOCK--
     (Cost $154,998,449) . . .                             223,545,794

DEPOSITORY RECEIPTS--1.3%
OIL--1.3%
Royal Dutch Petroleum Co.  . .              54,400           2,981,800
                                                          ------------

TOTAL DEPOSITORY RECEIPTS--
     (Cost $2,202,040) . . . .                               2,981,800
                                                          ------------


                                          PRINCIPAL
                                           AMOUNT
     SECURITY DESCRIPTION                   (000)              VALUE
     --------------------                   -----              -----
SHORT TERM INVESTMENTS--2.6%
REPURCHASE AGREEMENT--2.5%
State Street Bank and Trust Co.
     5.680%, 07/01/1998, Maturity
     Value of $5,893,930, dated
     06/30/1998, (Collateralized by
     $4,580,000 United States Treasury
     Note, 8.125%, 08/15/1998, with
     a value of $6,016,205). .              $5,893          $5,893,000
                                                          ------------

U.S. GOVERNMENT SECURITIES--0.1%
United States Treasury Bills
4.895%, 09/17/1998 . . . . . .                50**              49,470
5.070%, 09/18/1998 . . . . . .               150**             148,357
                                                          ------------
                                                               197,827
                                                          ------------

TOTAL SHORT TERM INVESTMENTS--
     (Cost $6,090,827) . . . .                               6,090,827
                                                          ------------

TOTAL INVESTMENTS--
     (Cost $163,291,316)--100.0%                          $232,618,421
                                                          ------------
                                                          ------------

OTHER INFORMTION--
At June 30, 1998, the CORE U.S. Equity Fund had open futures contracts as follows:

                                                        Market        Unrealized
Future          Expiration          Contracts           Value           Gain
------          ----------          ---------           -----           ----
S&P 500      September 1998            19             $5,334,984       $94,267


*    Denotes non-income producing security.
** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE SMALL CAP VALUE FUND
                               SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK--90.1%
AEROSPACE--0.8%
TriStar Aerospace Co. *  . . .              61,300        $    950,150
                                                          ------------

AGRICULTURE EQUIPMENT--1.9%
Titan International, Inc.  . .             141,900           2,412,300
                                                          ------------

AIR FREIGHT, TRUCK & OTHER--3.9%
Allied Holdings, Inc. *  . . .             126,300           2,660,194
Hub Group, Inc. *  . . . . . .               5,300             111,962
Landstar Systems, Inc. * . . .              60,500           2,113,719
                                                          ------------
                                                             4,885,875
                                                          ------------

BUSINESS SERVICES--0.4%
Scientific Games Holdings Corp. *           21,100             485,300
                                                          ------------

COMMERCIAL PRODUCTS--1.0%
Norwood Promotional Products, Inc. *        35,700             714,000
Synthetic Industries, Inc. * . . .          39,300             572,306
                                                          ------------
                                                             1,286,306
                                                          ------------

COMMERCIAL SERVICES--4.2%
BridgeStreet Accomodations, Inc. *          45,000             208,125
Carbide/Graphite Group, Inc. *              77,500           2,155,469
Opinion Research Corp. * . . .               8,600              69,875
Philip Services Corp. *  . . .             681,400           2,810,775
                                                          ------------
                                                             5,244,244
                                                          ------------

COMMUNICATION SERVICES--2.7%
MDC Communications Corp. * . .             123,800           1,183,837
Pegasus Communications Corp. *              54,000           1,134,000
Rogers Cantel Mobile
     Communications, Inc. *  .              34,100             426,250
Telephone & Data Systems, Inc.              16,600             653,625
                                                          ------------
                                                             3,397,712
                                                          ------------

COMPUTER HARDWARE--1.9%
Advanced Digital Information Corp. *        76,700           1,092,975
UNOVA Inc. * . . . . . . . . .              56,200           1,208,300
                                                          ------------
                                                             2,301,275
                                                          ------------

COMPUTER SOFTWARE & SERVICES--1.5%
ATL Products, Inc. * . . . . .              29,200             761,025
Black Box Corp. *  . . . . . .              33,000           1,095,188
                                                          ------------
                                                             1,856,213
                                                          ------------

DIVERSIFIED MANUFACTURING--0.7%
Scott Technologies, Inc. * . .              60,000             900,000
                                                          ------------

DRUGS & HEALTH CARE--10.4%
HealthPlan Services Corp.  . .             255,800          $4,476,500
Matria Healthcare, Inc. *  . .             404,200           1,414,700
Perrigo Co. *  . . . . . . . .             141,200           1,420,825
Physicians Resource Group, Inc. *          221,900           1,012,419
Quest Diagnostics, Inc. *  . .             208,500           4,560,937
                                                          ------------
                                                            12,885,381
                                                          ------------

EDUCATION--0.6%
Career Education Corp. * . . .              31,600             774,200
                                                          ------------

ELECTRIC UTILITIES--2.1%
Central Maine Power Co.  . . .              71,500           1,394,250
Northeast Utilities  . . . . .              73,400           1,243,212
                                                          ------------
                                                             2,637,462
                                                          ------------

ELECTRONICS--1.1%
CHS Electronics, Inc. *  . . .              46,500             831,188
Stoneridge Inc. *  . . . . . .              31,000             565,750
                                                          ------------
                                                             1,396,938
                                                          ------------

ENTERTAINMENT--1.8%
Metromedia International Group, Inc. *      87,200           1,040,950
Platinum Entertainment, Inc. *              81,500             601,063
Playboy Enterprises, Inc. *  .              29,400             521,850
                                                          ------------
                                                             2,163,863
                                                          ------------

FINANCIAL SERVICES--1.7%
Annaly Mortgage Management, Inc.            34,400             311,750
Pacific Century Financial Corp.             74,900           1,797,600
                                                          ------------
                                                             2,109,350
                                                          ------------

FOODS--0.3%
Ralcorp Holdings, Inc. * . . .              22,400             422,800
                                                          ------------

GAMING COMPANIES--0.6%
GTECH Holdings Corp. * . . . .              21,500             724,281
                                                          ------------

HEALTH CARE--2.9%
American Physician Partners, Inc. *        110,800             775,600
Integrated Health Services, Inc.            72,000           2,700,000
Trigon Healthcare, Inc. *  . .               4,300             155,606
                                                          ------------
                                                             3,631,206
                                                          ------------

HOME FURNISHING & SERVICES--0.3%
Congoleum Corp. *  . . . . . .              37,400             355,300
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE SMALL CAP VALUE FUND
                         SCHEDULE OF INVESTMENTS (CONTINUED)
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
COMMON STOCK--(CONTINUED)
HOSPITAL MANAGEMENT--2.6%
Mariner Health Group, Inc. * .             115,300        $  1,916,862
Sun Healthcare Group, Inc. * .              85,500           1,250,438
                                                          ------------
                                                             3,167,300
                                                          ------------

HOTELS--2.7%
Boykin Lodging Co. . . . . . .              39,000             845,813
Prime Hospitality Corp. *  . .             128,600           2,242,462
ResortQuest International, Inc. *           19,100             311,569
                                                          ------------
                                                             3,399,844
                                                          ------------

HOUSEHOLD PRODUCTS--1.2%
American Safety Razor Co. *  .             101,700           1,487,363
                                                          ------------

INSURANCE--11.0%
American Safety Insurance Group, Ltd. *     53,900             633,325
Amerin Corp. * . . . . . . .                22,000             642,125
ARM Financial Group, Inc.  . .             115,600           2,557,650
ESG Re Ltd.  . . . . . . . . .             157,300           3,401,612
GAINSCO, Inc.  . . . . . . . .              25,300             166,031
Penn Treaty American Corp. * .               4,600             144,900
SCPIE Holdings, Inc. . . . . .              35,700           1,209,338
Seibels Bruce Group, Inc. *  .             108,800             802,400
Symons International Group, Inc. *         121,500           2,278,125
Terra Nova (Bermuda) Holdings Ltd.          59,500           1,866,813
                                                          ------------
                                                            13,702,319
                                                          ------------

MACHINERY--1.1%
AVTEAM, Inc. * . . . . . . . .             131,100           1,409,325
                                                          ------------

MANUFACTURING--1.4%
Fedders Corp.  . . . . . . . .             121,100             809,856
Fedders Corp. - Class A. . . .             144,000             918,000
                                                          ------------
                                                             1,727,856
                                                          ------------

NETWORKING PRODUCTS--1.8%
Hypercom Corp. * . . . . . . .             128,200           1,282,000
Vanstar Corp. *  . . . . . . .              66,300             965,494
                                                          ------------
                                                             2,247,494
                                                          ------------

PACKAGING & CONTAINER--0.3%
Shorewood Packaging Corp. *  .              23,800             377,825
                                                          ------------

REAL ESTATE--4.2%
Insignia Financial Group, Inc. *            69,400         $ 1,700,300
Prime Retail, Inc. . . . . . .             125,900           1,502,931
RFS Hotel Investors, Inc.  . .             104,700           1,989,300
                                                          ------------
                                                             5,192,531
                                                          ------------

RESTAURANTS--3.2%
Friendly Ice Cream Corp. * . .              76,700           1,294,312
Mortons Restaurant Group, Inc. *            78,300           1,884,094
Ryan's Family Steak Houses, Inc. *          78,400             803,600
                                                          ------------
                                                             3,982,006
                                                          ------------

RETAIL--10.6%
Brookstone, Inc. * . . . . . .             118,700           1,780,500
Finlay Enterprises, Inc. * . .              29,000             699,625
Friedman's, Inc. * . . . . . .             253,000           4,190,313
J. Baker, Inc. . . . . . . . .             188,500           2,179,531
Loehmann's Holdings, Inc. *  .             180,400             868,175
Movado Group, Inc. . . . . . .              32,537             984,244
Syms Corp. * . . . . . . . . .             174,200           2,482,350
                                                          ------------
                                                            13,184,738
                                                          ------------

SAVINGS & LOAN HOLDING COMPANIES--0.0%
Northwest Bancorp, Inc.  . . .                 300               4,744
                                                          ------------

SEMICONDUCTORS--6.2%
General Semiconductor, Inc. *              111,000           1,096,125
Hadco Corp. *  . . . . . . . .              42,700             995,444
Kemet Corp. *  . . . . . . . .             138,600           1,823,456
MEMC Electronic Material, Inc. *           147,000           1,525,125
Vishay Intertechnology, Inc. .             122,585           2,198,868
                                                          ------------
                                                             7,639,018
                                                          ------------

STEEL--1.0%
UCAR International, Inc. * . .              42,400           1,237,550
                                                          ------------

TELECOMMUNICATIONS--1.4%
CommScope, Inc. *  . . . . . .             104,800           1,696,450
                                                          ------------

TEXTILE--0.6%
Pluma, Inc. *  . . . . . . . .             111,700             746,994
                                                          ------------

TOTAL COMMON STOCK--
     (Cost $106,815,208) . . .                             112,023,513
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE SMALL CAP VALUE FUND
                         SCHEDULE OF INVESTMENTS (CONTINUED)
                              JUNE 30, 1998 (UNAUDITED)

     SECURITY DESCRIPTION                   SHARES             VALUE
     --------------------                   ------             -----
DEPOSITORY RECEIPTS--3.6%
BUILDING CONSTRUCTION--1.8%
Groupe AB SA * . . . . . . . .             400,300        $  2,251,687
                                                          ------------

MACHINERY--1.8%
Denison International PLC *  .             112,900           2,229,775
                                                          ------------

TOTAL DEPOSITORY RECEIPTS--
     (Cost $6,166,168) . . . .                               4,481,462
                                                          ------------


                                          PRINCIPAL
                                            AMOUNT
                                            (000)
                                            -----
SHORT TERM INVESTMENT--6.3%
REPURCHASE AGREEMENT--6.3%

State Street Bank and Trust Co.
5.680%, 07/01/1998, Maturity Value
     of $7,816,233, dated 06/30/1998,
     (Collateralized by $6,070,000 United
     States Treasury Note, 8.125%,
     06/30/1998, with a value of
     $7,973.423) . . . . . . .              $7,815           7,815,000
                                                          ------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $7,815,000) . . . .                               7,815,000
                                                          ------------

TOTAL INVESTMENTS--
     (Cost $120,796,376)--100.0%                          $124,319,975
                                                          ------------
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             PROTECTIVE MONEY MARKET FUND
                               SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998 (UNAUDITED)

                                          PRINCIPAL
                                           AMOUNT
     SECURITY DESCRIPTION                   (000)              VALUE
     --------------------                   -----              -----
GOVERNMENT AND AGENCY SECURITIES--100.0%
FEDERAL AGENCIES--100.0%
Federal Farm Credit Bank
     5.390%, 07/10/1998  . . .        $    700,000        $    699,057
     5.400%, 07/23/1998  . . .             343,000             341,868
                                                          ------------
                                                             1,040,925
                                                          ------------

Federal Home Loan Bank
     5.390%, 07/07/1998  . . .             700,000             699,371
     5.380%, 07/17/1998  . . .             543,000             541,702
                                                          ------------
                                                             1,241,073
                                                          ------------

Federal Home Loan Mortgage Corp.
     5.460%, 07/01/1998  . . .             200,000             200,000
     5.480%, 07/09/1998  . . .             500,000             499,391
     5.420%, 07/10/1998  . . .             500,000             499,322
     5.450%, 07/10/1998  . . .             100,000              99,864
     5.460%, 07/17/1998  . . .             200,000             199,515
                                                          ------------
                                                             1,498,092
                                                          ------------

Federal National Mortgage Assn.
     5.440%, 07/16/1998  . . .             700,000             698,413
     5.450%, 07/27/1998  . . .             100,000              99,606
                                                          ------------
                                                               798,019
                                                          ------------

Tennessee Valley Authority
     5.390%, 07/13/1998  . . .             500,000             499,102
     5.380%, 08/21/1998  . . .             500,000             496,189
                                                          ------------
                                                               995,291
                                                          ------------

TOTAL GOVERNMENT AND AGENCY
     SECURITIES--
     (Cost $5,573,400) . . . .                               5,573,400
                                                          ------------

TOTAL INVESTMENTS--
     (Cost $5,573,400)--100.0%                            $  5,573,400
                                                          ------------
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                            PROTECTIVE INVESTMENT COMPANY
                         STATEMENTS OF ASSETS AND LIABILITIES
                              JUNE 30, 1998 (UNAUDITED)

                                                                        GLOBAL          INTERNATIONAL
                                                                     INCOME FUND         EQUITY FUND
                                                                     -----------        -------------
ASSETS
     Investments in securities, at value (Note B). . . . . . . . .   $54,056,448        $ 165,901,594
     Cash, including foreign currency at value . . . . . . . . . .        33,539            1,083,054
     Dividends receivable. . . . . . . . . . . . . . . . . . . . .             0              276,610
     Interest receivable . . . . . . . . . . . . . . . . . . . . .       943,586                  745
     Receivable for securities sold. . . . . . . . . . . . . . . .             0            1,988,602
     Receivable for currency sold. . . . . . . . . . . . . . . . .             0               96,932
     Unrealized appreciation on forward currency contracts (Note F)      918,746              653,595
     Receivable for fund shares sold . . . . . . . . . . . . . . .        38,662              134,316
     Foreign income tax reclaim receivable . . . . . . . . . . . .           492              184,689
     Receivable due from Protective Life (Note C). . . . . . . . .         5,192               28,713
     Other assets. . . . . . . . . . . . . . . . . . . . . . . . .        13,711                    0
                                                                     -----------        -------------
       TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .    56,010,376          170,348,850
                                                                     -----------        -------------
LIABILITIES
     Unrealized depreciation on forward currency contracts (Note F)      436,798              177,527
     Payable for securities purchased. . . . . . . . . . . . . . .       377,429            2,515,059
     Payable for variation margin. . . . . . . . . . . . . . . . .             0                    0
     Payable for currency purchased. . . . . . . . . . . . . . . .             0               94,586
     Investment management fee payable (Note C). . . . . . . . . .        49,423              148,681
     Accounts payable and accrued expenses . . . . . . . . . . . .        13,134                5,818
     Payable for fund shares redeemed. . . . . . . . . . . . . . .         7,733               73,627
     Due to custodian. . . . . . . . . . . . . . . . . . . . . . .             0                    0
                                                                     -----------        -------------
       TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .       884,517            3,015,298
                                                                     -----------        -------------
          NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .   $55,125,859        $ 167,333,552
                                                                     -----------        -------------
                                                                     -----------        -------------
NET ASSETS
     Paid-in capital (Note E). . . . . . . . . . . . . . . . . . .   $52,520,383        $ 129,384,307
     Undistributed net investment income (Note B). . . . . . . . .       498,003              956,644
     Accumulated net realized gain (loss) on
       investments and foreign currency transactions . . . . . . .     1,638,581            3,503,212
     Net unrealized appreciation (depreciation) of:
       Investments . . . . . . . . . . . . . . . . . . . . . . . .        (1,047)          33,016,259
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .             0                   0
       Foreign currency translations . . . . . . . . . . . . . . .       469,939              473,130
                                                                     -----------        -------------
          NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .   $55,125,859        $ 167,333,552
                                                                     -----------        -------------
                                                                     -----------        -------------
NET ASSET VALUE PER SHARE
     Offering and redemption price per share (based on
       shares of capital stock outstanding,
       par value $.001 per share). . . . . . . . . . . . . . . . .   $    10.578        $      14.912
     Total shares outstanding at end of period . . . . . . . . . .     5,211,364           11,221,373
     Cost of investments . . . . . . . . . . . . . . . . . . . . .   $54,057,495        $ 132,885,335

                                                                       CAPITAL            GROWTH AND          CORE U.S.
                                                                     GROWTH FUND         INCOME FUND         EQUITY FUND
                                                                     -----------         -----------         -----------

ASSETS
     Investments in securities, at value (Note B). . . . . . . . .   $113,717,146        $418,906,645        $232,618,421
     Cash, including foreign currency at value . . . . . . . . . .            535                 745                   0
     Dividends receivable. . . . . . . . . . . . . . . . . . . . .         74,963             922,728             237,628
     Interest receivable . . . . . . . . . . . . . . . . . . . . .          1,289               3,325                 930
     Receivable for securities sold. . . . . . . . . . . . . . . .              0           1,350,968                   0
     Receivable for currency sold. . . . . . . . . . . . . . . . .              0                   0                   0
     Unrealized appreciation on forward currency contracts (Note F)             0                   0                   0
     Receivable for fund shares sold . . . . . . . . . . . . . . .         89,276             338,274             331,098
     Foreign income tax reclaim receivable . . . . . . . . . . . .             47                   0               1,294
     Receivable due from Protective Life (Note C). . . . . . . . .          9,309              19,186               9,452
     Other assets. . . . . . . . . . . . . . . . . . . . . . . . .              0                   0                   0
                                                                     ------------        ------------        ------------
       TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .    113,892,565         421,541,871         233,198,823
                                                                     ------------        ------------        ------------
LIABILITIES
     Unrealized depreciation on forward currency contracts (Note F)             0                   0                   0
     Payable for securities purchased. . . . . . . . . . . . . . .        563,077              14,693                   0
     Payable for variation margin. . . . . . . . . . . . . . . . .              0                   0              39,008
     Payable for currency purchased. . . . . . . . . . . . . . . .              0                   0                   0
     Investment management fee payable (Note C). . . . . . . . . .         70,420             272,741             148,055
     Accounts payable and accrued expenses . . . . . . . . . . . .         31,030              32,805               8,629
     Payable for fund shares redeemed. . . . . . . . . . . . . . .         55,909             153,426              37,990
     Due to custodian. . . . . . . . . . . . . . . . . . . . . . .              0                   0                  55
                                                                     ------------        ------------        ------------
       TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .        720,436             473,665             233,737
                                                                     ------------        ------------        ------------
          NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .   $113,172,129        $421,068,206        $232,965,086
                                                                     ------------        ------------        ------------
                                                                     ------------        ------------        ------------
NET ASSETS
     Paid-in capital (Note E). . . . . . . . . . . . . . . . . . .   $ 82,496,393        $334,346,492        $157,891,948
     Undistributed net investment income (Note B). . . . . . . . .        252,870           2,193,864             836,428
     Accumulated net realized gain (loss) on
       investments and foreign currency transactions . . . . . . .      1,761,321          58,103,088           4,815,338
     Net unrealized appreciation (depreciation) of:
       Investments . . . . . . . . . . . . . . . . . . . . . . . .     28,661,545          26,424,762          69,327,105
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .              0                   0              94,267
       Foreign currency translations . . . . . . . . . . . . . . .              0                   0                   0
                                                                     ------------        ------------        ------------
          NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .   $113,172,129        $421,068,206        $232,965,086
                                                                     ------------        ------------        ------------
                                                                     ------------        ------------        ------------
NET ASSET VALUE PER SHARE
     Offering and redemption price per share (based on
       shares of capital stock outstanding,
       par value $.001 per share). . . . . . . . . . . . . . . . .   $     19.243        $     17.004        $     21.764
     Total shares outstanding at end of period . . . . . . . . . .      5,881,194          24,762,978          10,704,012
     Cost of investments . . . . . . . . . . . . . . . . . . . . .   $ 85,055,601        $392,481,883        $163,291,316



                                                                      SMALL CAP             MONEY
                                                                     VALUE FUND          MARKET FUND
                                                                     ----------          -----------
ASSETS
     Investments in securities, at value (Note B). . . . . . . . .   $124,319,975          $5,573,400
     Cash, including foreign currency at value . . . . . . . . . .             23                   0
     Dividends receivable. . . . . . . . . . . . . . . . . . . . .         20,822                   0
     Interest receivable . . . . . . . . . . . . . . . . . . . . .          1,233                   0
     Receivable for securities sold. . . . . . . . . . . . . . . .      1,581,573                   0
     Receivable for currency sold. . . . . . . . . . . . . . . . .              0                   0
     Unrealized appreciation on forward currency contracts (Note F)             0                   0
     Receivable for fund shares sold . . . . . . . . . . . . . . .        266,108                   0
     Foreign income tax reclaim receivable . . . . . . . . . . . .              0                   0
     Receivable due from Protective Life (Note C). . . . . . . . .          7,162               2,246
     Other assets. . . . . . . . . . . . . . . . . . . . . . . . .              0                   0
                                                                     ------------          ----------
       TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .    126,196,896           5,575,646
                                                                     ------------          ----------
LIABILITIES
     Unrealized depreciation on forward currency contracts (Note F)             0                   0
     Payable for securities purchased. . . . . . . . . . . . . . .        616,890                   0
     Payable for variation margin. . . . . . . . . . . . . . . . .              0                   0
     Payable for currency purchased. . . . . . . . . . . . . . . .              0                   0
     Investment management fee payable (Note C). . . . . . . . . .         83,083               3,153
     Accounts payable and accrued expenses . . . . . . . . . . . .          1,920               4,158
     Payable for fund shares redeemed. . . . . . . . . . . . . . .         74,890             321,682
     Due to custodian. . . . . . . . . . . . . . . . . . . . . . .              0              22,720
                                                                     ------------          ----------
       TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .        776,783             351,713
                                                                     ------------          ----------
          NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .   $125,420,113          $5,223,933
                                                                     ------------          ----------
                                                                     ------------          ----------
NET ASSETS                                                           $102,811,913          $5,223,934
     Paid-in capital (Note E). . . . . . . . . . . . . . . . . . .        295,470                   0
     Undistributed net investment income (Note B). . . . . . . . .
     Accumulated net realized gain (loss) on                           18,789,131                  (1)
       investments and foreign currency transactions . . . . . . .
     Net unrealized appreciation (depreciation) of:                     3,523,599                   0
       Investments . . . . . . . . . . . . . . . . . . . . . . . .              0                   0
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .              0                   0
       Foreign currency translations . . . . . . . . . . . . . . .   ------------          ----------
                                                                     $125,420,113          $5,223,933
          NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .   ------------          ----------
                                                                     ------------          ----------

NET ASSET VALUE PER SHARE
     Offering and redemption price per share (based on
       shares of capital stock outstanding,
       par value $.001 per share). . . . . . . . . . . . . . . . .   $     12.811          $    1.000
     Total shares outstanding at end of period . . . . . . . . . .      9,790,131           5,223,934
     Cost of investments . . . . . . . . . . . . . . . . . . . . .   $120,796,376          $5,573,400

                            PROTECTIVE INVESTMENT COMPANY
                               STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                                        GLOBAL          INTERNATIONAL
                                                                     INCOME FUND         EQUITY FUND
                                                                     -----------        -------------
INVESTMENT INCOME
     Dividend income . . . . . . . . . . . . . . . . . . . . . . .   $         0        $   1,661,599
     Interest income . . . . . . . . . . . . . . . . . . . . . . .     1,489,632              181,682
     Foreign taxes withheld. . . . . . . . . . . . . . . . . . . .        (5,702)            (219,322)
                                                                     -----------        -------------
       TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . .     1,483,930            1,623,959
EXPENSES
     Investment management fee (Note C). . . . . . . . . . . . . .       283,052              834,516
     Custodian fees and expenses . . . . . . . . . . . . . . . . .        19,132              142,474
     Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . .         3,412                9,226
     Printing expense. . . . . . . . . . . . . . . . . . . . . . .         1,209                3,269
     Transfer agent fee. . . . . . . . . . . . . . . . . . . . . .         1,133                1,133
     Directors' fee (Note C) . . . . . . . . . . . . . . . . . . .           805                2,179
     Legal fee . . . . . . . . . . . . . . . . . . . . . . . . . .           600                1,622
     Miscellaneous expense . . . . . . . . . . . . . . . . . . . .            34                   87
                                                                     -----------        -------------
       Total operating expenses before reimbursement . . . . . . .       309,377              994,506
       Expenses borne by Protective Life (Note C). . . . . . . . .       (26,325)            (159,990)
                                                                     -----------        -------------
          NET EXPENSES . . . . . . . . . . . . . . . . . . . . . .       283,052              834,516
                                                                     -----------        -------------
          NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .     1,200,878              789,443
                                                                     -----------        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, FOREIGN CURRENCY,
     OPTIONS AND FUTURES TRANSACTIONS
     Net realized gain (loss) on:
       Investments . . . . . . . . . . . . . . . . . . . . . . . .       944,676            4,945,032
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .             0                    0
       Foreign currency transactions . . . . . . . . . . . . . . .       484,799             (154,508)
                                                                     -----------        -------------
          Total net realized gain. . . . . . . . . . . . . . . . .     1,429,475            4,790,524
     Change in unrealized appreciation (depreciation) of:
       Investments . . . . . . . . . . . . . . . . . . . . . . . .       250,923           20,358,617
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .             0                    0
       Foreign currency translations . . . . . . . . . . . . . . .      (672,241)             497,802
                                                                     -----------        -------------
          Total change in unrealized appreciation (depreciation) .      (421,318)          20,856,419
                                                                     -----------        -------------
          NET REALIZED AND UNREALIZED GAIN . . . . . . . . . . . .     1,008,157           25,646,943
                                                                     -----------        -------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . .   $ 2,209,035        $  26,436,386
                                                                     -----------        -------------
                                                                     -----------        -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                       CAPITAL           GROWTH AND           CORE U.S.
                                                                     GROWTH FUND        INCOME FUND          EQUITY FUND
                                                                     -----------        ------------         -----------
INVESTMENT INCOME
     Dividend income . . . . . . . . . . . . . . . . . . . . . . .   $   503,320        $  3,312,268         $ 1,477,933
     Interest income . . . . . . . . . . . . . . . . . . . . . . .       117,435             482,603             133,858
     Foreign taxes withheld. . . . . . . . . . . . . . . . . . . .             0              (9,594)             (7,319)
                                                                     -----------        ------------         -----------
       TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . .       620,755           3,785,277           1,604,472
EXPENSES
     Investment management fee (Note C). . . . . . . . . . . . . .       370,639           1,603,831             819,835
     Custodian fees and expenses . . . . . . . . . . . . . . . . .        40,041              46,314              21,506
     Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . .         5,247              24,909              12,386
     Printing expense. . . . . . . . . . . . . . . . . . . . . . .         1,859               8,826               4,389
     Transfer agent fee. . . . . . . . . . . . . . . . . . . . . .         1,133               1,133               1,133
     Directors' fee (Note C) . . . . . . . . . . . . . . . . . . .         1,240               5,884               2,925
     Legal fee . . . . . . . . . . . . . . . . . . . . . . . . . .           922               4,379               2,177
     Miscellaneous expense . . . . . . . . . . . . . . . . . . . .            27                 190                  93
                                                                     -----------        ------------         -----------
       Total operating expenses before reimbursement . . . . . . .       421,108           1,695,466             864,444
       Expenses borne by Protective Life (Note C). . . . . . . . .       (50,469)            (91,635)            (44,609)
                                                                     -----------        ------------         -----------
          NET EXPENSES . . . . . . . . . . . . . . . . . . . . . .       370,639           1,603,831             819,835
                                                                     -----------        ------------         -----------
          NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .       250,116           2,181,446             784,637
                                                                     -----------        ------------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, FOREIGN CURRENCY,
     OPTIONS AND FUTURES TRANSACTIONS
     Net realized gain (loss) on:
       Investments . . . . . . . . . . . . . . . . . . . . . . . .     1,930,985          47,540,240           4,232,002
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .             0                   0             627,242
       Foreign currency transactions . . . . . . . . . . . . . . .             0                   0                   0
                                                                     -----------        ------------         -----------
          Total net realized gain. . . . . . . . . . . . . . . . .     1,930,985          47,540,240           4,859,244
     Change in unrealized appreciation (depreciation) of:
       Investments . . . . . . . . . . . . . . . . . . . . . . . .    15,660,453         (21,591,686)         28,048,273
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .             0                   0              64,225
       Foreign currency translations . . . . . . . . . . . . . . .             0                   0                   0
                                                                     -----------        ------------         -----------
          Total change in unrealized appreciation (depreciation) .    15,660,453         (21,591,686)         28,112,498
                                                                     -----------        ------------         -----------
          NET REALIZED AND UNREALIZED GAIN . . . . . . . . . . . .    17,591,438          25,948,554          32,971,742
                                                                     -----------        ------------         -----------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . .   $17,841,554        $ 28,130,000         $33,756,379
                                                                     -----------        ------------         -----------
                                                                     -----------        ------------         -----------


                                                                     SMALL CAP              MONEY
                                                                     VALUE FUND          MARKET FUND
                                                                     -----------         -----------
INVESTMENT INCOME
     Dividend income . . . . . . . . . . . . . . . . . . . . . . .   $   430,027         $         0
     Interest income . . . . . . . . . . . . . . . . . . . . . . .       333,352             134,685
     Foreign taxes withheld. . . . . . . . . . . . . . . . . . . .             0                   0
                                                                     -----------         -----------
       TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . .       763,379             134,685
EXPENSES
     Investment management fee (Note C). . . . . . . . . . . . . .       481,769              14,790
     Custodian fees and expenses . . . . . . . . . . . . . . . . .        20,638              11,747
     Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . .         7,549                 251
     Printing expense. . . . . . . . . . . . . . . . . . . . . . .         2,675                  89
     Transfer agent fee. . . . . . . . . . . . . . . . . . . . . .         1,133               1,133
     Directors' fee (Note C) . . . . . . . . . . . . . . . . . . .         1,783                  60
     Legal fee . . . . . . . . . . . . . . . . . . . . . . . . . .         1,327                  44
     Miscellaneous expense . . . . . . . . . . . . . . . . . . . .            58                   5
                                                                     -----------         -----------
       Total operating expenses before reimbursement . . . . . . .       516,932              28,119
       Expenses borne by Protective Life (Note C). . . . . . . . .       (35,163)            (13,329)
                                                                     -----------         -----------
          NET EXPENSES . . . . . . . . . . . . . . . . . . . . . .       481,769              14,790
                                                                     -----------         -----------
          NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .       281,610             119,895
                                                                     -----------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, FOREIGN CURRENCY,
     OPTIONS AND FUTURES TRANSACTIONS
     Net realized gain (loss) on:
       Investments . . . . . . . . . . . . . . . . . . . . . . . .    13,696,846                  23
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .             0                   0
       Foreign currency transactions . . . . . . . . . . . . . . .             0                   0
                                                                     -----------         -----------
          Total net realized gain. . . . . . . . . . . . . . . . .    13,696,846                  23
     Change in unrealized appreciation (depreciation) of:
       Investments . . . . . . . . . . . . . . . . . . . . . . . .    (4,012,095)                  0
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . .             0                   0
       Foreign currency translations . . . . . . . . . . . . . . .             0                   0
                                                                     -----------         -----------
          Total change in unrealized appreciation (depreciation) .    (4,012,095)                  0
                                                                     -----------         -----------
          NET REALIZED AND UNREALIZED GAIN . . . . . . . . . . . .     9,684,751                  23
                                                                     -----------         -----------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . .   $ 9,966,361         $   119,918
                                                                     -----------         -----------
                                                                     -----------         -----------


                            PROTECTIVE INVESTMENT COMPANY
                         STATEMENTS OF CHANGES IN NET ASSETS

                                                                GLOBAL INCOME FUND       INTERNATIONAL EQUITY FUND
                                                           SIX MONTHS                    SIX MONTHS
                                                          ENDED 6/30/98    YEAR ENDED   ENDED 6/30/98   YEAR ENDED
                                                           (UNAUDITED)      12/31/97     (UNAUDITED)     12/31/97
                                                           -----------    -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
     Net investment income . . . . . . . . .               $ 1,200,878    $ 2,251,590   $    789,443   $    405,919
     Net realized gain on:
       Investments . . . . . . . . . . . . .                   944,676      1,219,339      4,945,032      5,301,387
       Futures . . . . . . . . . . . . . . .                         0              0              0              0
       Foreign currency transactions . . . .                   484,799        618,184       (154,508)     1,931,104
       Options . . . . . . . . . . . . . . .                         0         (6,074)             0              0
                                                           -----------    -----------   ------------   ------------
     Total net realized gain . . . . . . . .                 1,429,475      1,831,449      4,790,524      7,232,491
     Change in unrealized appreciation
          (depreciation) of:
       Investments . . . . . . . . . . . . .                   250,923       (856,081)    20,358,617     (3,738,515)
       Futures . . . . . . . . . . . . . . .                         0              0              0              0
       Foreign currency translations . . . .                  (672,241)       921,509        497,802         18,097
                                                           -----------    -----------   ------------   ------------
       Total change in unrealized
          appreciation (depreciation). . . .                  (421,318)        65,428     20,856,419     (3,720,418)
                                                           -----------    -----------   ------------   ------------
       Net increase in net assets
          resulting from operations. . . . .                 2,209,035      4,148,467     26,436,386      3,917,992
                                                           -----------    -----------   ------------   ------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
          FROM: (NOTE B)
       Net investment income . . . . . . . .                         0     (3,996,275)             0     (2,629,399)
       Net realized gain on investments. . .                         0       (605,051)             0     (6,951,138)
                                                           -----------    -----------   ------------   ------------
       Total dividends and distributions
          to shareholders. . . . . . . . . .                         0     (4,601,326)             0     (9,580,537)
     FUND SHARE TRANSACTIONS (NOTE E). . . .                 4,083,723     11,611,243      9,010,243     40,813,851
                                                           -----------    -----------   ------------   ------------
       TOTAL INCREASE IN NET ASSETS. . . . .                 6,292,758     11,158,384     35,446,629     35,151,306
     Net assets
       Beginning of period . . . . . . . . .                48,833,101     37,674,717    131,886,923     96,735,617
                                                           -----------    -----------   ------------   ------------
       END OF PERIOD (1) . . . . . . . . . .               $55,125,859    $48,833,101   $167,333,552   $131,886,923
                                                           -----------    -----------   ------------   ------------
                                                           -----------    -----------   ------------   ------------
     (1)  Including undistributed (distributions in
          excess of) net investment income .               $   498,003    $ (702,875)   $    956,644   $    167,201
                                                           -----------    -----------   ------------   ------------
                                                           -----------    -----------   ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                               CAPITAL GROWTH FUND       GROWTH AND INCOME FUND
                                                            SIX MONTHS                  SIX MONTHS
                                                           ENDED 6/30/98  YEAR ENDED   ENDED 6/30/98    YEAR ENDED
                                                            (UNAUDITED)    12/31/97     (UNAUDITED)      12/31/97
                                                           ------------   -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
     Net investment income . . . . . . . . .               $    250,116   $   458,089   $  2,181,446   $  2,550,416
     Net realized gain on:
       Investments . . . . . . . . . . . . .                  1,930,985     4,504,363     47,540,240     53,904,717
       Futures . . . . . . . . . . . . . . .                          0       124,702              0              0
       Foreign currency transactions . . . .                          0            15              0           (500)
       Options . . . . . . . . . . . . . . .                          0             0              0              0
                                                           ------------   -----------   ------------   ------------
     Total net realized gain . . . . . . . .                  1,930,985     4,629,080     47,540,240     53,904,217
     Change in unrealized appreciation
          (depreciation) of:
       Investments . . . . . . . . . . . . .                 15,660,453     9,112,024    (21,591,686)    12,856,048
       Futures . . . . . . . . . . . . . . .                          0       (26,975)             0              0
       Foreign currency translations . . . .                          0             0              0              0
                                                           ------------   -----------   ------------   ------------
       Total change in unrealized
          appreciation (depreciation). . . .                 15,660,453     9,085,049    (21,591,686)    12,856,048
                                                           ------------   -----------   ------------   ------------
       Net increase in net assets
          resulting from operations. . . . .                 17,841,554    14,172,218     28,130,000     69,310,681
                                                           ------------   -----------   ------------   ------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
          FROM: (NOTE B)
       Net investment income . . . . . . . .                          0      (455,335)             0     (2,537,498)
       Net realized gain on investments. . .                          0    (4,704,337)             0    (47,393,437)
                                                           ------------   -----------   ------------   ------------
       Total dividends and distributions
          to shareholders. . . . . . . . . .                          0    (5,159,672)             0    (49,930,935)
     FUND SHARE TRANSACTIONS (NOTE E). . . .                 20,288,099    35,730,473     36,435,516    126,536,130
                                                           ------------   -----------   ------------   ------------
       TOTAL INCREASE IN NET ASSETS. . . . .                 38,129,653    44,743,019     64,565,516    145,915,876
     Net assets
       Beginning of period . . . . . . . . .                 75,042,476    30,299,457    356,502,690    210,586,814
                                                           ------------   -----------   ------------   ------------
       END OF PERIOD (1) . . . . . . . . . .               $113,172,129   $75,042,476   $421,068,206   $356,502,690
                                                           ------------   -----------   ------------   ------------
                                                           ------------   -----------   ------------   ------------
     (1)  Including undistributed (distributions in
          excess of) net investment income .               $    252,870   $     2,754   $  2,193,864   $     12,418
                                                           ------------   -----------   ------------   ------------
                                                           ------------   -----------   ------------   ------------


                                                                 CORE U.S. EQUITY FUND
                                                            SIX MONTHS
                                                           ENDED 6/30/98        YEAR ENDED
                                                            (UNAUDITED)          12/31/97
                                                           ------------        ------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
     Net investment income . . . . . . . . .               $    784,637        $  1,497,231
     Net realized gain on:
       Investments . . . . . . . . . . . . .                  4,232,002          12,647,298
       Futures . . . . . . . . . . . . . . .                    627,242             537,573
       Foreign currency transactions . . . .                          0                   0
       Options . . . . . . . . . . . . . . .                          0                   0
                                                           ------------        ------------
     Total net realized gain . . . . . . . .                  4,859,244          13,184,871
     Change in unrealized appreciation
          (depreciation) of:
       Investments . . . . . . . . . . . . .                 28,048,273          21,397,509
       Futures . . . . . . . . . . . . . . .                     64,225              14,517
       Foreign currency translations . . . .                          0                   0
                                                           ------------        ------------
       Total change in unrealized
          appreciation (depreciation). . . .                 28,112,498          21,412,026
                                                           ------------        ------------
       Net increase in net assets
          resulting from operations. . . . .                 33,756,379          36,094,128
                                                           ------------        ------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
          FROM: (NOTE B)
       Net investment income . . . . . . . .                          0          (1,468,909)
       Net realized gain on investments. . .                          0         (13,999,983)
                                                           ------------        ------------
       Total dividends and distributions
          to shareholders. . . . . . . . . .                          0         (15,468,892)
     FUND SHARE TRANSACTIONS (NOTE E). . . .                 21,998,648          54,961,243
                                                           ------------        ------------
       TOTAL INCREASE IN NET ASSETS. . . . .                 55,755,027          75,586,479
     Net assets
       Beginning of period . . . . . . . . .                177,210,059         101,623,580
                                                           ------------        ------------
       END OF PERIOD (1) . . . . . . . . . .               $232,965,086        $177,210,059
                                                           ------------        ------------
                                                           ------------        ------------
     (1)  Including undistributed (distributions in
          excess of) net investment income .               $    836,428        $     51,791
                                                           ------------        ------------
                                                           ------------        ------------


                            PROTECTIVE INVESTMENT COMPANY
                   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              SMALL CAP VALUE FUND           MONEY MARKET FUND
                                                           SIX MONTHS                    SIX MONTHS
                                                          ENDED 6/30/98   YEAR ENDED    ENDED 6/30/98   YEAR ENDED
                                                           (UNAUDITED)     12/31/97      (UNAUDITED)     12/31/97
                                                          ------------   ------------     ----------    -----------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
     Net investment income . . . . . . . . .              $    281,610   $    326,302     $  119,895    $   217,214
     Net realized gain (loss) on:
       Investments . . . . . . . . . . . . .                13,696,846     16,132,010             23              6
       Futures . . . . . . . . . . . . . . .                         0              0              0              0
       Foreign currency transactions . . . .                         0              0              0              0
       Options . . . . . . . . . . . . . . .                         0              0              0              0
                                                          ------------   ------------     ----------    -----------
     Total net realized gain . . . . . . . .                13,696,846     16,132,010             23              6
     Change in unrealized appreciation
          (depreciation) of:
       Investments . . . . . . . . . . . . .                (4,012,095)     6,548,104              0              0
       Futures . . . . . . . . . . . . . . .                         0              0              0              0
       Foreign currency translations . . . .                         0              0              0              0
                                                          ------------   ------------     ----------    -----------
       Total change in unrealized
          appreciation (depreciation). . . .                (4,012,095)     6,548,104              0              0
                                                          ------------   ------------     ----------    -----------
       Net increase in net assets
          resulting from operations. . . . .                 9,966,361     23,006,416        119,918        217,220
                                                          ------------   ------------     ----------    -----------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
          FROM: (NOTE B)
       Net investment income . . . . . . . .                         0       (312,710)      (119,895)      (217,214)
       Net realized gains on investments . .                         0    (11,888,468)           (24)            (6)
                                                          ------------   ------------     ----------    -----------
       Total dividends and distributions
          to shareholders. . . . . . . . . .                         0    (12,201,178)      (119,919)      (217,220)
     FUND SHARE TRANSACTIONS (NOTE E). . . .                 7,470,205     32,745,138      1,601,993     (2,498,719)
                                                          ------------   ------------     ----------    -----------
       TOTAL INCREASE IN NET ASSETS. . . . .                17,436,566     43,550,376      1,601,992     (2,498,719)
     Net assets
       Beginning of period . . . . . . . . .               107,983,547     64,433,171      3,621,941      6,120,660
                                                          ------------   ------------     ----------    -----------
       END OF PERIOD (1) . . . . . . . . . .              $125,420,113   $107,983,547     $5,223,933    $ 3,621,941
                                                          ------------   ------------     ----------    -----------
                                                          ------------   ------------     ----------    -----------

     (1)  Including undistributed (distributions in
          excess of) net investment income .              $    295,470   $     13,860     $        0    $         0
                                                          ------------   ------------     ----------    -----------
                                                          ------------   ------------     ----------    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                            PROTECTIVE INVESTMENT COMPANY
                                 FINANCIAL HIGHLIGHTS
           FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED

                                           Net Asset                                      Total
                                            Value at         Net       Realized and       from
                                           Beginning      Investment    Unrealized     Investment
                                           of Period      Income(3)     Gain (Loss)    Operations
-------------------------------------------------------------------------------------------------
  Global Income Fund
     1/1/98 - 6/30/98 (unaudited).         $10.134         $0.241         $0.203         $0.444
     1/1/97 - 12/31/97 . . . . . .          10.177          0.558          0.455          1.013
     1/1/96 - 12/31/96 . . . . . .          10.074          0.628          0.310          0.938
     1/1/95 - 12/31/95 . . . . . .           9.558          0.607          0.968          1.575
     3/14/94 - 12/31/94 (1). . . .          10.000          0.367         (0.442)        (0.075)
-------------------------------------------------------------------------------------------------
  International Equity Fund
     1/1/98 - 6/30/98 (unaudited).         $12.452         $0.070         $2.390         $2.460
     1/1/97 - 12/31/97 . . . . . .          12.865          0.038          0.525          0.563
     1/1/96 - 12/31/96 . . . . . .          11.045          0.140          1.955          2.095
     1/1/95 - 12/31/95 . . . . . .           9.581          0.067          1.817          1.884
     3/14/94 - 12/31/94 (1). . . .          10.000          0.048         (0.467)        (0.419)
-------------------------------------------------------------------------------------------------
  Capital Growth Fund
     1/1/98 - 6/30/98 (unaudited).         $15.820         $0.042         $3.381          3.423
     1/1/97 - 12/31/97 . . . . . .          12.647          0.104          4.243          4.347
     1/1/96 - 12/31/96 . . . . . .          10.613          0.134          2.209          2.343
     6/13/95 - 12/31/95 (2)  . . .          10.000          0.080          0.613          0.693
-------------------------------------------------------------------------------------------------
  Growth and Income Fund
     1/1/98 - 6/30/98 (unaudited).         $15.762         $0.088         $1.154         $1.242
     1/1/97 - 12/31/97 . . . . . .          14.183          0.132          4.030          4.162
     1/1/96 - 12/31/96 . . . . . .          12.197          0.266          2.987          3.253
     1/1/95 - 12/31/95 . . . . . .           9.661          0.246          2.854          3.100
     3/14/94 - 12/31/94 (1). . . .          10.000          0.114         (0.300)        (0.186)
-------------------------------------------------------------------------------------------------
  CORE U.S. Equity Fund
     1/1/98 - 6/30/98 (unaudited).         $18.409         $0.073         $3.282         $3.355
     1/1/97 - 12/31/97 . . . . . .          15.437          0.170          4.568          4.738
     1/1/96 - 12/31/96 . . . . . .          13.109          0.180          2.706          2.886
     1/1/95 - 12/31/95 . . . . . .           9.839          0.143          3.470          3.613
     3/14/94 - 12/31/94 (1). . . .          10.000          0.093         (0.039)         0.054
-------------------------------------------------------------------------------------------------
  Small Cap Value Fund
     1/1/98 - 6/30/98 (unaudited).         $11.726         $0.029         $1.056         $1.085
     1/1/97 - 12/31/97 . . . . . .          10.022          0.040          3.162          3.202
     1/1/96 - 12/31/96 . . . . . .           9.345          0.030          1.840          1.870
     1/1/95 - 12/31/95 . . . . . .           8.951          0.079          0.502          0.581
     3/14/94 - 12/31/94 (1). . . .          10.000          0.038         (1.025)        (0.987)
-------------------------------------------------------------------------------------------------
  Money Market Fund
1/1/98 - 6/30/98 (unaudited) . . .          $1.000         $0.024         $0.000         $0.024
     1/1/97 - 12/31/97 . . . . . .           1.000          0.049          0.000          0.049
     1/1/96 - 12/31/96 . . . . . .           1.000          0.047          0.000          0.047
     1/1/95 - 12/31/95 . . . . . .           1.000          0.052          0.000          0.052
     3/14/94 - 12/31/94 (1). . . .           1.000          0.031          0.000          0.031
-------------------------------------------------------------------------------------------------


                                                         Distributions
                                           Dividends      in excess
                                            from Net        of Net     Distributions
                                           Investment     Investment      from Net
                                             Income         Income     Realized Gains
-------------------------------------------------------------------------------------
  Global Income Fund
     1/1/98 - 6/30/98 (unaudited).          $0.000         $0.000         $0.000
     1/1/97 - 12/31/97 . . . . . .          (0.917)         0.000         (0.139)
     1/1/96 - 12/31/96 . . . . . .          (0.628)        (0.036)        (0.171)
     1/1/95 - 12/31/95 . . . . . .          (0.553)        (0.323)        (0.183)
     3/14/94 - 12/31/94 (1). . . .          (0.367)         0.000          0.000
-------------------------------------------------------------------------------------
  International Equity Fund
     1/1/98 - 6/30/98 (unaudited).          $0.000         $0.000         $0.000
     1/1/97 - 12/31/97 . . . . . .          (0.238)         0.000         (0.738)
     1/1/96 - 12/31/96 . . . . . .          (0.005)         0.000         (0.270)
     1/1/95 - 12/31/95 . . . . . .          (0.076)        (0.344)         0.000
     3/14/94 - 12/31/94 (1). . . .           0.000          0.000          0.000
-------------------------------------------------------------------------------------
  Capital Growth Fund
     1/1/98 - 6/30/98 (unaudited).          $0.000         $0.000         $0.000
     1/1/97 - 12/31/97 . . . . . .          (0.104)         0.000         (1.070)
     1/1/96 - 12/31/96 . . . . . .          (0.134)        (0.002)        (0.125)
     6/13/95 - 12/31/95 (2)  . . .          (0.080)         0.000          0.000
-------------------------------------------------------------------------------------
  Growth and Income Fund
     1/1/98 - 6/30/98 (unaudited).          $0.000         $0.000         $0.000
     1/1/97 - 12/31/97 . . . . . .          (0.131)         0.000         (2.452)
     1/1/96 - 12/31/96 . . . . . .          (0.266)         0.000         (1.001)
     1/1/95 - 12/31/95 . . . . . .          (0.246)         0.000         (0.318)
     3/14/94 - 12/31/94 (1). . . .          (0.114)         0.000         (0.031)
-------------------------------------------------------------------------------------
  CORE U.S. Equity Fund
     1/1/98 - 6/30/98 (unaudited).          $0.000         $0.000         $0.000
     1/1/97 - 12/31/97 . . . . . .          (0.165)         0.000         (1.601)
     1/1/96 - 12/31/96 . . . . . .          (0.180)         0.000         (0.378)
     1/1/95 - 12/31/95 . . . . . .          (0.143)         0.000         (0.200)
     3/14/94 - 12/31/94 (1). . . .          (0.093)         0.000         (0.120)
-------------------------------------------------------------------------------------
  Small Cap Value Fund
     1/1/98 - 6/30/98 (unaudited).          $0.000         $0.000          0.000
     1/1/97 - 12/31/97 . . . . . .          (0.038)         0.000         (1.460)
     1/1/96 - 12/31/96 . . . . . .          (0.030)         0.000         (1.163)
     1/1/95 - 12/31/95 . . . . . .          (0.079)         0.000         (0.031)
     3/14/94 - 12/31/94 (1). . . .          (0.038)         0.000         (0.001)
-------------------------------------------------------------------------------------
  Money Market Fund
1/1/98 - 6/30/98 (unaudited) . . .         $(0.024)        $0.000          0.000
     1/1/97 - 12/31/97 . . . . . .          (0.049)         0.000          0.000
     1/1/96 - 12/31/96 . . . . . .          (0.047)         0.000          0.000
     1/1/95 - 12/31/95 . . . . . .          (0.052)         0.000          0.000
     3/14/94 - 12/31/94 (1). . . .          (0.031)         0.000          0.000
-------------------------------------------------------------------------------------

(1)  Investment operations commenced on March 14, 1994.
(2)  Investment operations commenced on June 13, 1995.
(3) Net Investment Income and Ratio of Operating Expenses to Average Net Assets is after reimbursement of certain fees and expenses by Protective Life Insurance Company ("Protective Life") and Investment Distributors Advisory Services, Inc. ("IDASI"). Had Protective Life and IDASI not undertaken to reimburse expenses related to the Funds net investment income per share and the ratio of operating expenses to average net assets would have been as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                Period Ended         Year Ended           Year Ended           Year Ended         Period Ended
                                  06/30/98            12/31/97             12/31/96            12/31/95(1)        12/31/94 (2)
                               (a)        (b)      (a)        (b)        (a)       (b)        (a)       (b)        (a)       (b)
---------------------------------------------------------------------------------------------------------------------------------
 Global Income Fund          $0.236      1.20%   $0.539      1.32%     $0.598     1.42%     $0.577     1.50%     $0.320     2.12%
 International Equity Fund    0.056      1.31    (0.008)     1.37       0.110     1.38       0.032     1.55       0.004     2.24
 Capital Growth Fund          0.034      0.92     0.086      0.97       0.115     1.02       0.055     1.62         -         -
 Growth and Income Fund       0.085      0.84     0.126      0.85       0.257     0.88       0.236     0.93       0.097     1.31
 CORE U.S. Equity Fund        0.069      0.84     0.162      0.86       0.166     0.91       0.125     1.01       0.055     1.81
 Small Cap Value Fund         0.025      0.86     0.032      0.89       0.018     0.94       0.065     1.00       0.009     1.62
 Money Market Fund            0.022      1.14     0.038      1.42       0.041     1.27       0.046     1.17       0.018     2.24
---------------------------------------------------------------------------------------------------------------------------------

(a) Net Investment Income per share without reimbursement of expenses. Ratio of operating expenses to average net assets without reimbursement of expenses.
(b) Ratio of operating expenses to average net assets without reimbursement of expenses.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


      Distributions                                                                  Ratio       Ratio of Net
        in Excess                     Net Asset                   Net Assets      of Operating    Investment
            of                        Value at                        End           Expenses       Income to      Portfolio
       Net Realized      Total           End           Total       of Period       to Average       Average       Turnover
          Gains      Distributions   of Period       Return (4)      (000)        Net Assets (3)   Net Assets       Rate
----------------------------------------------------------------------------------------------------------------------------
         $0.000         $0.000        $10.578           4.39%       $55,126           1.10%(5)       4.67%(5)        106%(6)
          0.000         (1.056)        10.134           9.94         48,833           1.10           5.27            369
          0.000         (0.835)        10.177           9.48         37,675           1.10           5.71            214
          0.000         (1.059)        10.074          16.94         31,085           1.10           5.94            295
          0.000         (0.367)         9.558         (0.74)         17,281           1.10 (5)       5.58 (5)        210 (6)
----------------------------------------------------------------------------------------------------------------------------

         $0.000         $0.000        $14.912          19.75%      $167,334           1.10%(5)       1.04%(5)         37%(6)
          0.000         (0.976)        12.452          4.42         131,887           1.10           0.34             34
          0.000         (0.275)        12.865          19.00         96,736           1.10           0.52             38
          0.000         (0.420)        11.045          19.66         58,842           1.10           0.96             40
          0.000          0.000         9.581         (4.18)         27,385            1.10 (5)       1.25 (5)         33 (6)
----------------------------------------------------------------------------------------------------------------------------

         $0.000         $0.000        $19.243          21.64%      $113,172           0.80%(5)       0.54%(5)          6%(6)
          0.000         (1.174)        15.820          34.57         75,042           0.80           0.90             61
         (0.048)        (0.309)        12.647          22.05         30,299           0.80           1.54             35
          0.000         (0.080)        10.613           6.93         10,716           0.80 (5)       2.57 (5)          5 (6)
----------------------------------------------------------------------------------------------------------------------------

         $0.000         $0.000        $17.004           7.87%      $421,068           0.80%(5)       1.09%(5)         36%(6)
          0.000         (2.583)        15.762          29.84        356,503           0.80           0.88             69
          0.000         (1.267)        14.183          26.82        210,587           0.80           2.11             49
          0.000         (0.564)        12.197          32.29        128,076           0.80           2.36             55
         (0.008)        (0.153)         9.661          (1.86)        42,305           0.80 (5)       2.21 (5)         36 (6)
----------------------------------------------------------------------------------------------------------------------------

         $0.000         $0.000        $21.764          18.23%      $232,965           0.80%(5)       0.77%(5)         19%(6)
          0.000         (1.766)        18.409          30.95        177,210           0.80           1.06             61
          0.000         (0.558)        15.437          21.94        101,624           0.80           1.44             34
          0.000         (0.343)        13.109          36.73         56,723           0.80           1.69             60
         (0.002)        (0.215)         9.839           0.53         17,717           0.80 (5)       2.44 (5)         56 (6)
----------------------------------------------------------------------------------------------------------------------------

         $0.000         $0.000        $12.811           9.26%      $125,420           0.80%(5)       0.47%(5)         50%(6)
          0.000         (1.498)        11.726          32.20        107,984           0.80           0.38             99
          0.000         (1.193)        10.022          20.22         64,433           0.80           0.31            100
         (0.077)        (0.187)         9.345           6.46         43,830           0.80           1.09             60
         (0.023)        (0.062)         8.951          (9.87)        21,813           0.80 (5)       1.07 (5)         17 (6)
----------------------------------------------------------------------------------------------------------------------------

         $0.000        $(0.024)        $1.000           2.44%        $5,224           0.60%(5)       4.86%(5)        N/A
          0.000         (0.049)         1.000           4.96          3,622           0.60           4.84            N/A
          0.000         (0.047)         1.000           4.82          6,121           0.60           4.72            N/A
          0.000         (0.052)         1.000           5.32          5,070           0.60           5.19            N/A
          0.000         (0.031)         1.000           3.14          3,618           0.60 (5)       3.80 (5)        N/A
----------------------------------------------------------------------------------------------------------------------------

(4)  Total return is calculated assuming a purchase of shares at net asset value
     per share on the first day and a sale at net asset value per     share on
     the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a
     period of less than one year is not     annualized.  Total return would
     have been lower had Protective Life not reimbursed certain Fund expenses.
(5)  Annualized.
(6)  Non-Annualized.

                            PROTECTIVE INVESTMENT COMPANY
                            NOTES TO FINANCIAL STATEMENTS
                              JUNE 30, 1998 (UNAUDITED)

NOTE A - ORGANIZATION
Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers seven separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in seven funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund (formerly the Select Equity Fund), Small Cap Value Fund (formerly the Small Cap Equity Fund) and Money Market Fund (individually a "Fund" and collectively the "Funds"). The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $60,000, $10,000 per class, resulting in 1,000 shares being issued by the Global Income Fund, International Equity Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund and 10,000 shares being issued by the Money Market Fund, was provided on March 2, 1994 by Protective Life Insurance Company. The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000. Effective May 1, 1997, the name of the Select Equity Fund was changed to the CORE U.S. Equity Fund. Effective May 1, 1998, the name of the Small Cap Equity Fund was changed to the Small Cap Value Fund.

The Company offers each class of its stock to separate accounts of Protective Life and American Foundation Life Insurance Company as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life and American Foundation Life through separate accounts.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The accounting policies are in conformity with generally accepted accounting principles for investment companies. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where any such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

FOREIGN SECURITIES - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the

                           PROTECTIVE INVESTMENT COMPANY
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 1998 (UNAUDITED)

event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. Interest income, adjusted for accretion of discounts and amortization of premiums calculated ratably, is earned from settlement date and is recorded on the accrual basis.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Funds. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain or loss on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. Unrealized currency gains and losses on securities held are not segregated for financial statement presentation.

Upon the purchase or sale of a security denominated in a foreign currency, the Funds may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction. Accordingly, the Company would not realize currency gains or losses between the trade and settlement dates on such security transactions.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. A Forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the Forward when entered into and the value of the Forward on the contractual settlement date. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and, in certain circumstances, to increase the Funds' total returns.

CALL AND PUT OPTIONS - A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its market value or be required to purchase currency or securities at a price that exceeds its market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value or to seek to increase the Funds' total returns.

                           PROTECTIVE INVESTMENT COMPANY
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 1998 (UNAUDITED)

FUTURES CONTRACTS - In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover its commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value.
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EXPENSES - Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

DISTRIBUTIONS - Distributions from net investment income are declared and distributed at least annually for International Equity Fund, Global Income Fund, Growth and Income Fund, Capital Growth Fund, CORE U.S. Equity Fund and Small Cap Value Fund; and declared daily and distributed monthly for Money Market Fund. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to reflect the tax characterization.

NOTE C - AGREEMENTS AND FEES

The Company has entered into an investment management agreement with Investment Distributors Advisory Services, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; CORE U.S. Equity Fund, .80%; Small Cap Value Fund, .80%; and Money Market Fund, .60%.

In order to limit expenses, IDASI has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; CORE U.S. Equity Fund, .80%; Small Cap Value Fund, .80%; and Money Market Fund, .60%. IDASI may terminate its obligations to pay such expenses upon 120 days notice to the Company. Prior to May 1, 1998, Protective Life paid such expenses.

                           PROTECTIVE INVESTMENT COMPANY
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 1998 (UNAUDITED)

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, Small Cap Value Fund and Money Market Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement for each Fund with the Investment Manager under which the Adviser manages the investment portfolios of the Funds of which it is Adviser. As compensation for its services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund,
 .40% of the first $100 million, .30% of the next $100 million, and .20% of assets in excess of $200 million; and Money Market Fund, .35% of the first $100 million, .25% of the next $100 million, and .15% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $2,000 and $2,000 for each meeting attended.

NOTE D - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the six months ended June 30, 1998, were as follows:

                                    NON-U.S.          U.S.        NON-U.S.          U.S.
                                  GOVERNMENT       GOVERNMENT    GOVERNMENT     GOVERNMENT
                                   PURCHASES       PURCHASES        SALES          SALES
                                 ------------     -----------   -----------    -----------
Global Income Fund . . . . . .   $ 47,029,754     $9,566,182    $33,254,705    $15,678,493
International Equity Fund. . .     64,418,742              0     53,974,071              0
Capital Growth Fund. . . . . .     24,709,403              0      5,803,014              0
Growth and Income Fund . . . .    168,682,539              0    138,507,518              0
CORE U.S. Equity Fund. . . . .     59,478,409              0     37,956,675              0
Small Cap Value Fund . . . . .     63,008,737              0     54,407,783              0

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the six months ended June 30, 1998 were $40,146,038 and $36,273,000, respectively.

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 1998 were as follows:

                                                                              NET UNREALIZED
                                   IDENTIFIED          GROSS UNREALIZED        APPRECIATION
                                      COST       APPRECIATION  (DEPRECIATION) (DEPRECIATION)
                                  -----------    ------------  -------------- --------------
Global Income Fund . . . . . .    $54,068,317       $674,208       $686,077       $(11,869)
International Equity Fund. . .    132,924,338     42,164,710      9,187,454     32,977,256
Capital Growth Fund. . . . . .     85,086,365     29,890,392      1,259,611     28,630,781
Growth and Income Fund . . . .    392,605,924     47,601,485     21,300,764     26,300,721
CORE U.S. Equity Fund. . . . .    163,297,643     72,603,841      3,283,063     69,320,778
Small Cap Value Fund . . . . .    120,864,004     15,398,010     11,942,039      3,455,971
Money Market Fund. . . . . . .      5,573,400              0              0              0

For the six months ended June 30, 1998, Goldman Sachs, the Funds' Advisor, earned approximately $430, $1,854, $32,971, and $4,895 of brokerage commissions from portfolio transactions executed on behalf of the International Equity Fund, Capital Growth Fund, Growth and Income Fund, and Small Cap Value Funds, respectively.

                           PROTECTIVE INVESTMENT COMPANY
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 1998 (UNAUDITED)

NOTE E - SHAREHOLDER TRANSACTIONS
The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 700 million of the authorized shares have been divided into, and may be issued in, seven designated classes as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares; Small Cap Value Fund, 100 million shares; and Money Market Fund, 100 million shares.

Transactions in shares were as follows:

                                        GLOBAL INCOME FUND         GLOBAL INCOME FUND
                                         SIX MONTHS ENDED               YEAR ENDED
                                          JUNE 30, 1998              DECEMBER 31, 1997
                                          -------------              -----------------
                                      SHARES        DOLLARS         SHARES       DOLLARS
                                      ------        -------         ------       -------
Shares sold or exchanged in. .        662,829     $6,894,500      1,217,747    $12,870,879
Shares issued to shareholders in
  reinvestment of dividends. .              0              0        453,698      4,601,326
Shares redeemed or exchanged out     (270,441)    (2,810,777)      (554,438)    (5,860,962)
                                    ---------     ----------     ----------    -----------
Net increase . . . . . . . . .        392,388     $4,083,723      1,117,007    $11,611,243
                                    ---------     ----------     ----------    -----------
                                    ---------     ----------     ----------    -----------


                                    INTERNATIONAL EQUITY FUND     INTERNATIONAL EQUITY FUND
                                         SIX MONTHS ENDED               YEAR ENDED
                                          JUNE 30, 1998              DECEMBER 31, 1997
                                          -------------              -----------------
                                      SHARES        DOLLARS         SHARES       DOLLARS
                                      ------        -------         ------       -------
Shares sold or exchanged in. .      1,198,450    $16,911,077      3,085,412    $42,023,523
Shares issued to shareholders in
  reinvestment of dividends. .              0              0        774,291      9,580,537
Shares redeemed or exchanged out     (568,815)    (7,900,834)      (787,248)   (10,790,209)
                                    ---------     ----------     ----------    -----------
Net increase . . . . . . . . .        629,635     $9,010,243      3,072,455    $40,813,851
                                    ---------     ----------     ----------    -----------
                                    ---------     ----------     ----------    -----------


                                       CAPITAL GROWTH FUND        CAPITAL GROWTH FUND
                                         SIX MONTHS ENDED               YEAR ENDED
                                          JUNE 30, 1998              DECEMBER 31, 1997
                                          -------------              -----------------
                                      SHARES        DOLLARS         SHARES       DOLLARS
                                      ------        -------         ------       -------
Shares sold or exchanged in. .      1,322,689    $23,583,588      2,255,062    $34,225,506
Shares issued to shareholders in
  reinvestment of dividends. .              0              0        333,159      5,159,672
Shares redeemed or exchanged out     (185,101)    (3,295,489)      (240,475)    (3,654,705)
                                    ---------     ----------     ----------    -----------
Net increase . . . . . . . . .      1,137,588    $20,288,099      2,347,746    $35,730,473
                                    ---------     ----------     ----------    -----------
                                    ---------     ----------     ----------    -----------


                                      GROWTH AND INCOME FUND       GROWTH AND INCOME FUND
                                         SIX MONTHS ENDED               YEAR ENDED
                                          JUNE 30, 1998              DECEMBER 31, 1997
                                          -------------              -----------------
                                      SHARES        DOLLARS         SHARES       DOLLARS
                                      ------        -------         ------       -------
Shares sold or exchanged in. .      3,113,173    $53,008,034      5,741,493    $97,578,882
Shares issued to shareholders in
  reinvestment of dividends. .              0              0      3,252,805     49,930,935
Shares redeemed or exchanged out     (968,531)   (16,572,518)    (1,223,841)   (20,973,687)
                                    ---------     ----------     ----------    -----------
Net increase . . . . . . . . .      2,144,642    $36,435,516      7,770,457   $126,536,130
                                    ---------     ----------     ----------    -----------
                                    ---------     ----------     ----------    -----------

                           PROTECTIVE INVESTMENT COMPANY
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 1998 (UNAUDITED)

                                      CORE U.S. EQUITY FUND        CORE U.S. EQUITY FUND
                                         SIX MONTHS ENDED               YEAR ENDED
                                          JUNE 30, 1998              DECEMBER 31, 1997
                                          -------------              -----------------
                                      SHARES        DOLLARS         SHARES       DOLLARS
                                      ------        -------         ------       -------
Shares sold or exchanged in. .      1,464,455    $29,894,718      2,828,740    $51,406,215
Shares issued to shareholders in
  reinvestment of dividends. .              0              0        859,034     15,468,892
Shares redeemed or exchanged out     (386,965)    (7,896,070)      (644,366)   (11,913,864)
                                    ---------     ----------     ----------    -----------
Net increase . . . . . . . . .      1,077,490    $21,998,648      3,043,408    $54,961,243
                                    ---------     ----------     ----------    -----------
                                    ---------     ----------     ----------    -----------


                                       SMALL CAP VALUE FUND       SMALL CAP VALUE FUND
                                         SIX MONTHS ENDED               YEAR ENDED
                                          JUNE 30, 1998              DECEMBER 31, 1997
                                          -------------              -----------------
                                      SHARES        DOLLARS         SHARES       DOLLARS
                                      ------        -------         ------       -------
Shares sold or exchanged in. .      1,082,825    $13,830,602      2,449,808    $29,170,745
Shares issued to shareholders in
  reinvestment of dividends. .              0              0      1,057,540     12,201,178
Shares redeemed or exchanged out     (501,875)    (6,360,397)      (727,471)    (8,626,785)
                                    ---------     ----------     ----------    -----------
Net increase . . . . . . . . .        580,950     $7,470,205      2,779,877    $32,745,138
                                    ---------     ----------     ----------    -----------
                                    ---------     ----------     ----------    -----------


                                        MONEY MARKET FUND           MONEY MARKET FUND
                                         SIX MONTHS ENDED               YEAR ENDED
                                          JUNE 30, 1998              DECEMBER 31, 1997
                                          -------------              -----------------
                                      SHARES        DOLLARS         SHARES       DOLLARS
                                      ------        -------         ------       -------
Shares sold or exchanged in. .      7,561,208     $7,561,208      9,024,876     $9,024,875
Shares issued to shareholders in
  reinvestment of dividends. .        119,921        119,921        217,219        217,220
Shares redeemed or exchanged out   (6,079,136)    (6,079,136)   (11,740,814)   (11,740,814)
                                    ---------     ----------     ----------    -----------
Net increase (decrease). . . .      1,601,993     $1,601,993     (2,498,719)   $(2,498,719)
                                    ---------     ----------     ----------    -----------
                                    ---------     ----------     ----------    -----------

                            PROTECTIVE INVESTMENT COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              JUNE 30, 1997 (UNAUDITED)

NOTE F - FORWARD FOREIGN CURRENCY CONTRACTS
At June 30, 1998, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND                                    U.S. $ COST      6/30/98         UNREALIZED
                                                     ON ORIGINATION     U.S. $        APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                       DATE          VALUE        (DEPRECIATION)
-----------------------------------                  --------------   ----------     --------------
DEM, expiring 07/16/1998-09/29/1998 (8 contracts).     $3,036,808     $3,042,434         $5,626
GRD, expiring 11/10/1998 (2 contracts) . . . . . .        763,062        756,827         (6,235)
PHP, expiring 08/12/1998 (1 contract). . . . . . .        533,000        513,437        (19,563)
SGD, expiring 09/25/1998 (1 contract). . . . . . .         39,409         38,742           (667)
THB, expiring 09/22/1998 (2 contracts) . . . . . .        425,000        394,310        (30,690)
                                                       ----------     ----------       --------
                                                        4,797,279      4,745,750        (51,529)
                                                                                       --------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
AUD, expiring 07/17/1998 (3 contracts) . . . . . .      2,196,560      2,315,351       (118,791)
CAD, expiring 08/24/1998 (2 contracts) . . . . . .      1,108,268      1,107,927            341
CHF, expiring 08/28/1998 (1 contract). . . . . . .      2,572,499      2,464,326        108,173
DEM, expiring 07/23/1998-11/10/1998 (4 contracts).      5,261,616      5,188,046         73,570
DKK, expiring 07/16/1998 (2 contracts) . . . . . .      3,544,486      3,480,309         64,177
ESP, expiring 09/10/1998 (1 contract). . . . . . .      2,383,306      2,341,982         41,324
FRF, expiring 07/30/1998 (2 contracts) . . . . . .      4,155,559      4,103,193         52,365
GBP, expiring 09/29/1998 (3 contracts) . . . . . .      9,702,215      9,716,569        (14,353)
ITL, expiring 08/13/1998 (2 contracts) . . . . . .      3,506,366      3,452,767         53,599
JPY, expiring 07/23/1998-09/22/1998 (3 contracts).      6,652,987      6,306,735        346,252
MYR, expiring 09/22/1998 (2 contracts) . . . . . .        425,000        369,653         55,347
SGD, expiring 08/12/1998 (1 contract). . . . . . .        888,300        857,298         31,002
                                                       ----------     ----------       --------
                                                       42,397,162     41,704,156        693,006
                                                                                       --------
Offsetting forward currency contracts not yet
settled (23 contracts) . . . . . . . . . . . . . .                                     (159,529)
                                                                                       --------

NET UNREALIZED APPRECIATION (DEPRECIATION) . . . .                                     $481,948
                                                                                       --------
                                                                                       --------


INTERNATIONAL EQUITY FUND                          U.S. $ COST      6/30/98         UNREALIZED
                                                 ON ORIGINATION     U.S. $        APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                   DATE          VALUE        (DEPRECIATION)
-----------------------------------              --------------   ----------     --------------
DEM, expiring 07/23/1998-09/29/1998 (2 contracts) $9,484,149     $9,415,245       $(68,904)

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
CHF, expiring 08/28/1998 (2 contracts)             7,704,142      7,386,473        317,669
GBP, expiring 09/29/1998 (1 contract)              2,013,393      2,042,615        (29,222)
HKD, expiring 08/10/1998 (3 contracts)             3,039,986      3,048,944         (8,958)
                                                  ----------     ----------       --------
                                                  12,757,521     12,478,032        279,489
                                                                                  --------
Offsetting forward currency contracts
not yet settled (8 contracts). . . . . . . .                                       265,483
                                                                                  --------

NET UNREALIZED APPRECIATION (DEPRECIATION)                                        $476,068
                                                                                  --------
                                                                                  --------

GLOSSARY OF TERMS
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DEM - Deutsche Mark
DKK - Danish Krone
ESP - Spanish Peseta
FRF - French Franc
GBP - Great British Pound
GRD - Greek Drachma
HKD - Hong Kong Dollar
ITL - Italian Lira
JPY - Japanese Yen
MYR - Malaysian Ringgit
PHP - Philippine Peso
SGD - Singapore Dollar
THB - Thailand Baht
USD - United States Dollar

(THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                            PROTECTIVE INVESTMENT COMPANY

                                   ---------------

                                DIRECTORS AND OFFICERS

                              D. Warren Bailey, DIRECTOR
                            G. Ruffner Page, Jr., DIRECTOR
                            Cleophus Thomas, Jr., DIRECTOR
                         Carolyn King, PRESIDENT AND CHAIRMAN
          Richard J. Bielen, VICE PRESIDENT AND COMPLIANCE OFFICER, DIRECTOR
             Jerry W. DeFoor, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
                              John O'Sullivan, TREASURER
                             Steve M. Callaway, SECRETARY

                                   ---------------

                                  INVESTMENT MANAGER

                   Investment Distributors Advisory Services, Inc.

                                   ---------------

                                 INVESTMENT ADVISERS

                            Goldman Sachs Asset Management
                     Goldman Sachs Asset Management International

                                   ---------------


The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.